UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
CODORUS VALLEY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11

March 31, 2023
Dear Fellow Shareholders of Codorus Valley Bancorp, Inc.:
On behalf of the Board of Directors (the “Board”) of Codorus Valley Bancorp, Inc. (the “Company,” “CVLY,” “we,” or “our”), I am pleased to invite you to attend the Company’s 2023 Annual Meeting of Shareholders or any adjournments or postponements thereof (the “Annual Meeting”), to be held on Tuesday, May 16, 2023, at 9:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual-only format, which is accessible at: www.virtualshareholdermeeting.com/CVLY2023.
At the Annual Meeting, shareholders as of February 22, 2023, which is the “Record Date,” will have the opportunity to ask questions and to make comments. The Company’s Proxy Statement, Notice of Annual Meeting of Shareholders, 2022 Annual Review and Annual Report on Form 10-K for the fiscal year ended December 31, 2022, were first sent or given to our shareholders on March 31, 2023. You should also have received a Proxy Card or voting instruction form and postage-paid return envelope, through which your vote is being solicited on behalf of the Board.
The principal business of the Annual Meeting is:
•	To elect four (4) Class C directors, each to serve for a term of three years and until his or her successor is elected and qualified;
•	To approve an advisory, non-binding resolution regarding executive compensation; and
•	To ratify the appointment of Crowe LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023.
Shareholders may also be asked to consider such other business as may be properly brought before the Annual Meeting or any adjournments thereof. As of the date hereof, management is not aware of any other matters to be considered.
The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the specific business to be acted upon in more detail.
I am delighted that you have invested in the Company, and I hope that, whether or not you plan to attend the virtual Annual Meeting, you will vote as soon as possible, either through the Internet, by telephone or by completing, signing and dating the enclosed Proxy Card and returning it in the envelope provided. The prompt return of your Proxy Card will save the Company expenses involved in further communications and will ensure your representation at the Annual Meeting even if you do not attend virtually.
We are confident that our slate of Board candidates has the right mix of professional achievement, skills, experience and reputation that qualify each of the Company’s candidates to serve as shareholder representatives overseeing the management of the Company.
The Board unanimously recommends that you vote “FOR” the election of Sarah M. Brown, John W. Giambalvo, Keith M. Cenekofsky, and Scott V. Fainor to the Board as Class C directors; “FOR” the approval, of an advisory, non-binding resolution regarding executive compensation; and “FOR” the ratification of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

After reading the Notice of Annual Meeting of Shareholders and the Proxy Statement, please mark your votes on the accompanying Proxy Card or voting instruction form, sign it and promptly return it in the accompanying postage-paid envelope. You may also vote by submitting a proxy by Internet or by telephone as instructed in the Proxy Statement or in the Proxy Card or voting instruction form. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.
It is very important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing the Proxy Card or voting instruction form. Returning the proxy card or voting instruction form or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting and to vote your shares.
Thank you for your ongoing support of Codorus Valley Bancorp, Inc. Your vote and participation, no matter how many or how few shares you own, are very important to us. Your cooperation is greatly appreciated.
Sincerely,

Craig L. Kauffman
President and Chief Executive Officer
If you have any questions concerning the business to be conducted at the Annual Meeting, or if you would like additional copies of the proxy materials, please contact:

509 Madison Avenue Suite 1206 New York, NY 10022
Banks and Brokers Call: (203) 561-6945 Stockholders Call Toll Free: (800) 662-5200 E-mail: CVLY@investor.morrowsodali.com

CODORUS VALLEY BANCORP, INC.

NASDAQ TRADING SYMBOL: CVLY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

PROXY STATEMENT

2023

www.peoplesbanknet.com

PROXY STATEMENT

Codorus Valley Bancorp, Inc.
Codorus Valley Corporate Center
105 Leader Heights Road
York, Pennsylvania 17403

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 16, 2023, AT 9:00 A.M. EASTERN TIME

CODORUS VALLEY BANCORP, INC.
CODORUS VALLEY CORPORATE CENTER
105 LEADER HEIGHTS ROAD
YORK, PENNSYLVANIA 17403
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
TUESDAY, MAY 16, 2023, AT 9:00 A.M. EASTERN TIME
TO THE SHAREHOLDERS OF CODORUS VALLEY BANCORP, INC.:
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Shareholders and any adjournments or postponements thereto (the “Annual Meeting”) of Codorus Valley Bancorp, Inc. (the “Company,” “CVLY,” “we,” or “our”) will be held in a virtual-only format on Tuesday, May 16, 2023, at 9:00 a.m., Eastern Time, for the purpose of considering and voting upon the following matters:
1.	To elect four (4) Class C directors, each to serve for a three-year term and until his or her successor is elected and qualified (Proposal 1);
2.	To approve an advisory, non-binding resolution regarding executive compensation (Proposal 2); and
3.	To ratify the appointment of Crowe LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023 (Proposal 3).
Shareholders may also be asked to consider such other business as may be properly brought before the Annual Meeting and any adjournments thereof. As of the date hereof, management is not aware of any other matters to be considered.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Shareholders. The Board recommends a vote “FOR” each of the four (4) director nominees named in the accompanying Proxy Statement and a vote “FOR” each of Proposals 2 and 3 on the enclosed Proxy Card.
Only those shareholders of record at the close of business on February 22, 2023 (the “Record Date”) are entitled to notice of, to attend and to vote at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time. At any adjourned or postponed meeting, action with respect to matters specified in this Notice may be taken without further notice to shareholders, unless required by law or the Company’s Amended and Restated By-Laws.
All shareholders as of the Record Date are cordially invited to attend the virtual Annual Meeting. Whether or not you expect to attend the virtual Annual Meeting, we encourage you to submit your proxy as soon as possible using one of three convenient methods by (i) accessing the Internet site described in the Proxy Card or voting instruction form provided to you, (ii) calling the toll-free number in the Proxy Card or voting instruction card provided to you, or (iii) completing, signing, dating and returning the Proxy Card or voting instruction form provided to you. You are urged to vote in one of the foregoing described ways, even if your shares were sold after the Record Date.
If your shares of common stock are held in a brokerage account or by a bank, trustee or other nominee (i.e., your shares are held in “street name”), then you will receive instructions from the holder of record about voting your shares using the voting instruction form. We recommend that you utilize the voting instruction form to instruct your broker, bank, trustee or other nominee to vote your shares. Doing so will not affect your right to vote if you attend the virtual Annual Meeting. However, in order to vote your shares at the Annual Meeting you must first obtain a “legal proxy” from the broker, bank, trustee or other nominee that holds your shares – that “legal proxy’ will give you the right to vote the shares at the Annual Meeting.

The Annual Meeting will be held only via a live webcast at: www.virtualshareholdermeeting.com/CVLY2023. There is no physical address for the Annual Meeting. To participate in the Annual Meeting, you must go to this website address between 8:45 a.m. and 9:00 a.m., Eastern Time, on Tuesday, May 16, 2023.
The Board strongly and unanimously recommends that you vote on the Proxy Card or voting instruction form “FOR” the election of Sarah M. Brown, Keith M. Cenekofsky, Scott V. Fainor, and John W. Giambalvo, as Class C directors.
The Company’s candidates for election as directors of the Company are listed in the accompanying Proxy Statement and Proxy Card.
It is important that your shares be represented at the Annual Meeting, even if you plan to attend the virtual meeting. You do not need to attend the virtual Annual Meeting to vote if you vote your shares before the virtual Annual Meeting. If you are a record holder, you may vote your shares by mail, telephone or the Internet as described in the Proxy Card. If your shares are held by a broker, bank, trustee or other nominee, you must follow the instructions provided by your broker, bank, trustee or other nominee to vote your shares and you may not vote your shares in person (virtually) at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or other nominee that holds your shares – that “legal proxy” will give you the right to vote the shares at the virtual Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS

Daniel R. Stolzer
Executive Vice President,
General Counsel and
Corporate Secretary
York, Pennsylvania
March 31, 2023
YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY, EITHER ELECTRONICALLY THROUGH THE INTERNET, BY TELEPHONE, OR BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 16, 2023. This Notice of Annual Meeting, Proxy Statement, Proxy Card, 2022 Annual Review and Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at: www.proxyvote.com. You will need the number that is printed in the box on the Proxy Card marked by the arrow (i.e. the Control Number) to access the materials on the website. Information on this website, other than the Proxy Statement, is not part of the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 16, 2023.
Please take a moment to complete, sign, date and promptly return the enclosed Proxy Card in the envelope provided or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the Annual Meeting. Instructions are provided on your Proxy Card or on the voting instruction form provided by your broker, bank, trustee or other nominee.
********************
The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. In addition, a copy of the Company’s 2022 Annual Review and its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (“Annual Report”) accompanies this Proxy Statement. We urge you to read the these documents carefully and in their entirety. If you have any questions concerning the business to be conducted at the Annual Meeting, or if you would like additional copies of any of these materials, please contact:

509 Madison Avenue Suite 1206 New York, NY 10022
Banks and Brokers Call: (203) 561-6945 Stockholders Call Toll Free: (800) 662-5200 E-mail: CVLY@investor.morrowsodali.com

GENERAL
Introduction
This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Codorus Valley Bancorp, Inc. (the “Company,” “we” or “our”) to be voted at the 2023 Annual Meeting of Shareholders and any adjournment or postponement thereto, (the “Annual Meeting”). This Proxy Statement and the related Notice of Annual Meeting and Proxy Card, along with the Company’s 2022 Annual Review and its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are being first distributed to shareholders on or about March 31, 2023.
The Annual Meeting will be held on Tuesday, May 16, 2023, at 9:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual-only format. You will not be able to physically attend the Annual Meeting. To be admitted to the meeting go to: www.virtualshareholdermeeting.com/CVLY2023 on the Internet, between 8:45 a.m. and 9:00 a.m. Eastern Time on May 16, 2023. Shareholders of record at the close of business on February 22, 2023 (the “Record Date”), are entitled to vote at the Annual Meeting.
At the Annual Meeting, shareholders will vote on the following proposals:
•	Proposal 1: To elect four (4) Class C directors, each to serve for a term of three-years and until his or her successor is elected and qualified;
•	Proposal 2: To approve an advisory, non-binding resolution regarding executive compensation; and
•	Proposal 3: To ratify the appointment of Crowe LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023.
In addition, shareholders may be asked to consider such other business as may properly be brought before the Annual Meeting and any adjournments thereof. As of the date hereof, management is not aware of any other matters to be considered.
Why did I receive these proxy materials?
We are providing this Proxy Statement to you in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting because you own shares of the Company’s common stock, par value $2.50 per share (the “Common Stock”) as of the close of business on the Record Date and, therefore, are entitled to vote at the Annual Meeting on the three proposals described above.
We will also consider any other business that properly comes before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed Proxy Card or voting instruction form will vote the shares they represent in accordance with the instructions of the Board to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act or 1934, as amended (the “Exchange Act”).
Who is allowed to vote at the Annual Meeting?
The Common Stock is the only class of capital securities of the Company that may be voted at the Annual Meeting. As of the close of business on the Record Date, 9,587,589 shares of Common Stock were issued and outstanding. A shareholder of record who holds shares of Common Stock that are entitled to be voted at the Annual Meeting may cast one vote for each share held on each matter that is submitted to shareholders. Shares of Common Stock may be voted at the Annual Meeting only if the shareholder of record holding such shares or the beneficial owner of such shares with a legal proxy is attending the virtual Annual Meeting or if such shares are represented by a valid proxy.
Who is allowed to virtually attend the Annual Meeting?
Attendance at the Annual Meeting will be limited to shareholders of the Company as of the close of business on the Record Date and guests of the Company. You will not be able to physically attend the Annual Meeting. To be admitted to the meeting go to: www.virtualshareholdermeeting.com/CVLY2023 on the Internet, between 8:45 a.m. and 9:00 a.m. Eastern Time on May 16, 2023. Shareholders of record at the close of business on the Record Date (February 22, 2023), are entitled to vote at the Annual Meeting.
Please have your Proxy Card in-hand. You will need the number that is printed in the box on the Proxy Card by the arrow. This is your Control Number.

Beneficial Shareholders
Shareholders whose shares are held through a broker, bank, trustee or other nominee as of the Record Date may attend the Annual Meeting virtually by visiting the website at: www.virtualshareholdermeeting.com/CVLY2023. Please have your voting instruction form, or other communication containing your Control Number available to vote
Your vote is very important. Please submit your Proxy Card even if you plan to attend the virtual Annual Meeting.
If you have any questions or require any assistance, please contact:

509 Madison Avenue Suite 1206 New York, NY 10022
Banks and Brokers Call: (203) 561-6945 Stockholders Call Toll Free: (800) 662-5200 E-mail: CVLY@investor.morrowsodali.com

How do I cast my vote?
Shareholders of record may vote in one of the following ways:
➣
By mail. Complete, sign and date your Proxy Card that was included with this Proxy Statement and return it in the postage-paid envelope provided, or return it to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Proxy cards returned by mail must be received no later than May 15, 2023, to be voted at the Annual Meeting;

➣
By Telephone. By calling the toll-free number – 1-800-690-6903. You may use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 15, 2023. Have your Proxy Card in-hand when you call and then follow the instructions.

➣	Via the Internet.
Before the Meeting: By going online to www.proxyvote.com or scanning the QR Barcode provided on your Proxy Card. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 15, 2023. Have your Proxy Card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
During the Meeting: Go to: www.virtualshareholdermeeting.com/CVLY. You may attend the meeting via the Internet and vote during the meeting. You should plan to have your Proxy Card available when you vote, as you will need the number that is printed in the box on the Proxy Card marked by the arrow. This is your Control Number.
If you are a beneficial owner of shares held in street name, you will receive instructions from your broker, bank, trustee or other nominee on how to vote your shares. If you received printed copies of the proxy materials by mail, you may also vote by filling out the voting instruction form and returning it in the envelope provided. The availability of online or phone voting may depend on the voting process of the organization that holds your shares.
By properly completing a proxy, you appoint Diane E. Baker and Matthew A. Clemens, or any one of them, acting in the absence of the other, as proxy holders to vote your shares as indicated on the Proxy Card. Any signed Proxy Card not specifying to the contrary will be voted “FOR” Proposal 1 – election of the director nominees identified in this Proxy Statement; “FOR” Proposal 2 – approval of the advisory, non-binding resolution regarding executive compensation; and “FOR” Proposal 3 – ratification of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Even if you plan to attend the virtual Annual Meeting, we recommend that you also submit your proxy by Internet, telephone or mail so that your vote will be counted if you later decide not to attend the virtual Annual Meeting. The Internet and telephone voting facilities will close at 11:59 P.M., Eastern Time, on May 15, 2023, for beneficial shareholders as of the Record Date. Shareholders who vote by Internet or telephone need not return a proxy card or the voting instruction form sent by brokers, banks, trustees or other nominees.
If you have any questions or require assistance in submitting a proxy for your shares, or if you would like additional copies of the proxy materials, please contact Morrow Sodali by phone at (800) 662-5200 (toll-free for shareholders) or (203) 658-9400 (call collect for brokers, banks, trustees or other nominees), or by mail at CVLY@investor.morrowsodali.com.
Who is soliciting my vote?
The Board is soliciting your proxy to vote your shares of Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the virtual Annual Meeting. By completing, signing, dating and returning the Proxy Card or voting instruction form, or by submitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the persons named as proxies to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees, and certain executive officers and other associates of the Company.
Additionally, the Company has retained Morrow Sodali LLC (“Morrow Sodali”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, investor presentations, or other communications issued by us, postings on our corporate website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement.
Will there be any other items of business on the agenda?
We currently do not expect that any other items of business will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. However, by completing, signing, dating and returning a Proxy Card or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and such persons named as proxies intend to vote on any such other matter in accordance with the instructions of the Board to the extent permitted by Rule 14a-4(c) of the Exchange Act.
What are the Board’s recommendations?
The Board unanimously recommends that you vote by proxy using the Proxy Card with respect to the proposals as follows:
•	“FOR” the election of Sarah M. Brown, John W. Giambalvo. Keith M. Cenekofsky and Scott V. Fainor to the Board to serve as Class C directors (Proposal 1);
•	“FOR” the approval, of an advisory, non-binding resolution regarding executive compensation (Proposal 2); and
•	“FOR” the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 3).
Why is the Board making such recommendations?
We describe each proposal and the Board’s reason for its recommendation with respect to each proposal on pages 23, 56 and 57 in this Proxy Statement.
Can I revoke or change my vote after I deliver my proxy?
You may revoke a previously delivered proxy by delivering written notice of revocation to Daniel R. Stolzer, Esq., Secretary of the Company, or by executing a later dated proxy and giving written notice of the revocation to Mr. Stolzer at any time before the proxy is voted at the Annual Meeting. If you submitted your proxy by Internet or by telephone, you can vote again by voting over the Internet or by telephone. We will honor the latest vote received. Proxy holders will vote shares represented by written proxies, if properly signed and returned to the Corporate Secretary, in accordance with instructions of the shareholders.
If you are a participant in the Codorus Valley Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan, the enclosed Proxy Card will serve as a voting instruction card for your shares held in the Plan. Equiniti Trust Company, the Plan administrator, will vote your shares held in the Dividend Reinvestment and Stock Purchase Plan in the same manner as you indicate on your Proxy Card.
At the close of business on the Record Date for the Annual Meeting, the Company had 9,587,589 shares of Common Stock issued and outstanding. Each share is entitled to one vote on all matters submitted to a vote of the shareholders.
What is the difference between a shareholder of “record” and a “street name” holder?
If your shares are registered directly in your name, then you are considered the shareholder of record with respect to those shares. The Company sent the proxy materials directly to you.
If your shares are held in a stock brokerage account or by a bank, trustee or other nominee, then the broker, bank, trustee or other so-called “nominee” is deemed to be the shareholder of record with respect to those shares, even though you are the beneficial owner of the shares. In that case, your shares are said to be held in “street name,” and the proxy materials will be forwarded to you by that nominee. Beneficial owners whose shares are held in street name generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trustee or other nominee how to vote their shares. If you are a beneficial owner whose shares are held in street name and you do not provide voting instructions to your broker, then your shares will not be voted at the 2023 Annual Meeting on any proposal with respect to which your broker does not have discretionary authority. If you own your shares in street name, please instruct your broker, bank, trustee or other nominee how to vote your shares using the voting instruction form provided by your broker, bank, trustee or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank, trustee or other nominee holding your shares may also include information about how to submit your voting instructions over the Internet or by telephone. The Proxy Card accompanying this Proxy Statement provides information regarding Internet and telephone voting.
What happens if I do not specify how I want my shares voted? What is discretionary voting? What is a broker non-vote?
As a shareholder as of the close of business on the Record Date for the Annual Meeting, if you properly complete, sign, date and return a Proxy Card or voting instruction form, your shares of Common Stock will be voted as you specify. However, if you return your signed and dated Proxy Card or submit your proxy by telephone or Internet but do not specify how you want your shares voted, then your shares will be voted by the persons named as proxies herein in accordance with the recommendations of the Board.
A “broker non-vote” occurs when a broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares. If you own your shares beneficially in “street name” through a broker and do not provide voting instructions to your broker, then your broker will not have the authority to vote your shares on any proposal presented at the Annual Meeting unless it has discretionary authority with respect to that proposal. In that case, your shares will be considered to be broker non-votes and will not be voted on that proposal. Whether a broker has discretionary authority depends on your agreement with your broker and the rules of the various regional and national exchanges of which your nominee is a member. Accordingly, it is very important that you instruct your broker on how to vote shares that you hold in street name.
Any shares held by a broker who has not received instructions from the beneficial owner as to how such shares are to be voted will have the same effect as a vote against Proposals 1, 2 and 3 and such shares will be counted for establishing the presence of a quorum only if such shares have been voted at the Annual Meeting on a matter other than a procedural motion. As a result, if you are a beneficial owner, we encourage you to provide voting instructions to the broker that holds your shares by carefully following the instructions provided to you by that broker.
Who will pay for the solicitation of proxies?
The Company will bear the costs and expenses of the Board’s soliciting of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card, the Notice of Annual Meeting of Shareholders, the Annual Report and any additional information furnished to shareholders. Solicitation of proxies may be in person, by telephone, electronic mail or personal solicitation by our directors or officers. Other than the persons described in this Proxy Statement, including Morrow Sodali, no general class of employee of the Company will be used to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees (who we refer to as our “associates”), officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodian holding shares of the Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.
When will the voting results be announced?
The final voting results will be reported on a Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Form 8-K within four business days after the final voting results are known to us.
Do I have appraisal or dissenters’ rights?
No, you do not. Neither Pennsylvania law, nor the Company’s Articles of Incorporation or its Amended and Restated Bylaws (the “Bylaws”) provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.
What constitutes a quorum?
The presence, in person (for this meeting, only virtually) or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter constitutes a quorum for the conduct of business at the Annual Meeting. Under Pennsylvania law and the Company’s Bylaws, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting only if such shares have been voted at the meeting on a matter other than a procedural motion. Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting.
What is the required vote?
In the case of the election of directors, the affirmative vote of holders of a majority of the shares of Common Stock present, in person (that is, virtually) or by proxy, at the Annual Meeting and entitled to vote with respect to the election of directors is required to elect the four (4) nominees. Votes that are withheld, shares that are not voted and broker non-votes will have the same effect as a vote against the election of directors.
The approval of each of the other proposals identified in this Proxy Statement requires the affirmative vote of holders of a majority of the Common Stock having voting power present at the Annual Meeting, in person (virtually) or by proxy. Abstentions and broker non-votes will have the same effect as a vote against each of these other proposals.
Although the Board knows of no other business to be presented at the Annual Meeting at this time, in the event that any other matters are properly brought before the Annual Meeting, any proxy given pursuant to this solicitation will be voted in accordance with the instructions of the Board as permitted by Rule 14a-4(c) of the Exchange Act.
Whom should I contact if I have questions?
Morrow Sodali is assisting us with our efforts to solicit proxies. If you have additional questions about the election of directors, this Proxy Statement or the Annual Meeting, or if you need assistance voting your shares, please contact:

509 Madison Avenue Suite 1206 New York, NY 10022
Banks and Brokers Call: (203) 561-6945 Stockholders Call Toll Free: (800) 662-5200 E-mail: CVLY@investor.morrowsodali.com
THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE
BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3, USING
THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.

Cautionary Statement Regarding Forward-Looking Statements
This Proxy Statement may contain forward-looking statements by the Company. Forward-looking statements may include information concerning the financial condition, results of operations and business of the Company and its subsidiaries and include, but are not limited to, statements regarding expectations or predictions of future financial or business performance or conditions relating to the Company and its operations. These forward-looking statements may include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Company’s control). Forward-looking statements may also include, but are not limited to, discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, goals, expectations or consequences, and statements about future performance, expenses, operations, or products and services of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “believes,” “plans,” “expects,” “estimates,” “intends,” “anticipates,” “strives to,” “seeks,” “intends,” “anticipates” or similar words or expressions.
Forward-looking statements are not historical facts, nor should they be relied upon as providing assurance of future performance. Forward-looking statements are based on current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Note that many factors, some of which are discussed elsewhere in this Proxy Statement could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in these forward-looking statements or in this Proxy Statement. Actual results could differ materially from those indicated in forward-looking statements due to, among others, the following factors:
•	changes in market interest rates and the persistence of the current inflationary environment in the U.S. and our market areas and the potential for an economic slowdown or recession;
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the effects of financial challenges at other banking institutions that could lead to depositor concerns that spread within the banking industry causing disruptive deposit outflows and other destabilizing results;

•	legislative and regulatory changes, and the uncertain impact of new laws and regulations;
•	monetary and fiscal policies of the federal government;
•	the effects of changes in accounting policies and practices;
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ineffectiveness of the Company’s business strategy due to changes in current or future market conditions; changes in deposit flows, the cost of funds, demand for loan products and the demand for financial services;

•	the effects of the COVID-19 pandemic, including on the Company’s credit quality and operations as well as its impact on general economic conditions;
•	competition; market volatility, market downturns, changes in consumer behavior, business closures;
•	adverse changes in the quality or composition of the Company’s loan, investment and mortgage-backed securities portfolios, including from the effects of the current inflationary environment;
•	geographic concentration of the Company’s business;
•	deterioration of commercial real estate values;
•	the adequacy of loan loss reserves and the Company’s transition to the Current Expected Credit Loss (CECL) method of reserving for losses in its loan portfolio;
•	deterioration in the credit quality of borrowers;
•	the Company’s ability to attract and retain key personnel;
•	the impact of operational risks, including the risk of human error, failure or disruption of internal processes and systems, including of the Company’s information and other technology systems;
•	failure or circumvention of our internal controls;

•	the Company’s ability to keep pace with technological changes;
•	the Company’s ability to identify and adequately address cybersecurity and data breaches;
•	changes in government regulation and supervision and the potential for negative consequences resulting from regulatory examinations, investigations and violations;
•	the effects of adverse outcomes from claims and litigation;
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occurrence of natural or man-made disasters or calamities, including health emergencies, the spread of infectious diseases, epidemics or pandemics, an outbreak or escalation of hostilities or other geopolitical instabilities, the effects of climate change or extraordinary events beyond the Company’s control, and the Company’s ability to deal effectively with disruptions caused by the foregoing; and

•	economic, competitive, governmental and technological factors affecting the Company’s operations, markets, products, services and fees.
For a discussion of other risks and uncertainties that could affect the Corporation, please refer to the “Cautionary Note Regarding Forward-Looking Statements and Summary of Risk Factors” and “Risk Factors” sections of our Annual Report on Form 10-K for the year-ended December 31, 2022, filed with the Securities and Exchange Commission (“SEC”) on March 14, 2023 and available on the SEC’s website at www.sec.gov or in the Investor Relations section of the Corporation’s website at www.peoplesbanknet.com. We include web addresses here as inactive textual references only. The Corporation makes no commitment to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this Proxy Statement.

GOVERNANCE OF THE COMPANY
The Board believes that the purpose of corporate governance is to maximize long-term shareholder value in a manner consistent with applicable law and with the highest standards of integrity. The Board adheres to corporate governance practices that the Board and management believe promote this purpose, are sound and represent best practices. We continually review these governance practices against changes in applicable federal and Pennsylvania (the state in which we are incorporated) law, the rules and listing standards of the NASDAQ Stock Market, and the rules and regulations of the SEC, as well as best practices suggested by recognized governance authorities.
Currently, the Board has ten (10) members. The Board has determined that all directors, other than the President and Chief Executive Officer, are independent in accordance with the independence standards of the NASDAQ Stock Market.
In determining the directors’ independence, in addition to matters disclosed under “Related Person Transactions,” the Board considered each director’s beneficial ownership of the Company’s Common Stock and loan transactions between the Company’s wholly-owned bank subsidiary, PeoplesBank, A Codorus Valley Company (the “Bank” or “PeoplesBank”), and the directors, their family members and businesses with whom they are associated, as well as any contributions made by the Bank to non-profit organizations with whom such persons are associated. In each case, the Board determined that none of these transactions impaired the independence of the director.
The Board met eleven (11) times during 2022, which includes three (3) joint meetings with the Board of the Bank. During 2022, all directors attended over 80% of the meetings of the Board following their respective appointment to the Board, and all but two (2) directors attended 100% of the Board meetings following their respective appointment to the Board. A majority of the Company’s current Board has served on the Board for three (3) or fewer years and the average Board tenure is approximately four (4) years.
Board Structure – Independent Board Chair
The Company is led by its President and Chief Executive Officer and its independent Board Chair. The Board believes that having an independent, non-executive Board Chair is the appropriate leadership structure for the Company at the present time because it allows the President and Chief Executive Officer to focus on the day-to-day business of the Company, while allowing the Chair to lead the Board in its fundamental role of providing advice to, and oversight of, the Executive Leadership Team, consisting of the ten (10) senior executives of the Company. In making this determination, the Board recognizes the time and energy that the President and Chief Executive Officer is required to devote to his position in the current business and regulatory environment, particularly as the Board’s oversight responsibilities continue to grow.
Our Board Chair is currently responsible for ensuring the smooth functioning and efficient operation of the Board by guiding the processes of the Board, presiding at Board meetings and at shareholder meetings, and acting as a liaison between the Board and our management team. In this regard, the Chair consults regularly with our executives over business matters and provides our executives with consultation and advice on matters that require prompt attention.
The Corporate Governance Guidelines stipulate the following duties and responsibilities of the Board Chair:
•	Presiding at all Board and shareholder meetings and all executive sessions of independent directors;
•	Serving as a liaison between the President and Chief Executive Officer and the independent directors;
•	Pre-approving Board meeting agendas;
•	Pre-approving Board meeting schedules to assure that there is sufficient time for discussion of all agenda items;
•	Having the authority to convene meetings of the independent directors; and
•	If reasonably requested by shareholders, being available for consultation and direct communication with major shareholders.

The Corporate Governance Guidelines also provide that the Board will schedule regular executive sessions that are chaired by the Board Chair, where the sole management director, the Company’s President and Chief Executive Officer, is not in attendance.
Board Committee Membership, Meetings and Responsibilities
The Board utilizes its committee structure to assist the Board with its responsibilities. There are four (4) standing committees of the Board: Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee and Risk Committee. The Board has adopted a written charter for each of the committees, which is available on the Company’s website at www.peoplesbanknet.com. Click on the “Your Business” link at the top of the home page, click on “Investor Relations” under the “Connect” heading, and then click on the “Governance Documents” link. The Board also maintains an Executive Committee composed of independent directors and the President and Chief Executive Officer, which is empowered to act, subject to limitations of Pennsylvania law, when it is impractical for the full Board to meet.
Each of the Audit, Compensation, and Risk Committees meet regularly, at least on a quarterly basis. The Corporate Governance and Nominating Committee meets on an as needed basis. In 2022, the Corporate Governance and Nominating Committee met three (3) times. The committees report their actions to, and discuss their responsibilities with, the full Board, generally through reports provided by each of the committee chairs.
All members of the Board’s four (4) standing committees and all committee Chairs are “independent,” and appointed annually by the Board on the recommendation of the Corporate Governance and Nominating Committee. Each committee chair presides over committee meetings, oversees committee agendas, and serves as a liaison between the committee members and the Board, as well as between committee members and the Executive Leadership Team.
The membership of each of the committees as of the date of this Proxy Statement is set forth in the table below.
Director**	Independent Director	Audit Committee	Compensation Committee	Corporate Governance & Nominating Committee	Executive Committee	Risk Committee
Sarah M. Brown*	Yes
Brian D. Brunner*	Yes			Chair
Keith M. Cenekofsky, CPA	Yes	Chair			Member	Member
Cynthia A. Dotzel, CPA	Yes			Member	Chair
Scott V. Fainor*	Yes				Member	Member
John W. Giambalvo, Esq.	Yes	Member	Chair		Member
Craig L. Kauffman	No				Member
John E. Kiernan, Esq.	Yes	Member	Member	Member
Kent K. Matsumoto, Esq.	Yes			Member
J. Rodney Messick	Yes		Member			Chair
*
Director Brown serves on three committees that are joint management/board committees at the Bank level – Strategic Technology and Cybersecurity Risk, Wealth and Trust and CRA. In addition, Director Fainor serves on the Strategic Technology and Cybersecurity Committee, and Director Brunner serves on the Strategic Technology and Cybersecurity Committee and Wealth and Trust Committee.

**
Jeffrey R. Hines retired from the Board effective December 31, 2022. During 2022, Director Hines was a member of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, which he chaired for a portion of the year.

In 2022, all directors attended over 90% of the meetings of the committees on which they served.
The principal responsibilities of each of the Board committees are described below.
Audit Committee. The Audit Committee of the Board is comprised solely of directors who meet the applicable standards for independence of audit committee members of the NASDAQ Stock Market and the rules and regulations of the SEC for membership on audit committees and possess the requisite knowledge or experience to serve on the Audit Committee. The Audit Committee met five (5) times during 2022.

The principal duties of the Audit Committee, as set forth in its charter, include: reviewing critical or significant audit and accounting principles, policies and practices with input from the Company’s independent registered public accounting firm; reviewing interim and annual financial statements to be included in the Company’s Form 10-Qs and Annual Report on Form 10-K that are to be filed with the SEC; reviewing audit processes of the independent registered public accounting firm; recommending to the Board the engagement of the Company’s independent registered public accounting firm; oversight of internal auditors and the overall scope of plans for their audits to ensure completeness of coverage; reviewing performance of internal auditing procedures; and the adequacy and effectiveness of internal controls for detecting accounting and financial reporting errors, fraud and other violations, among other responsibilities. The Audit Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.
Keith M. Cenekofsky, CPA, Chair of the Committee, has been designated by the Board as the “audit committee financial expert” as defined by the SEC. In designating Director Cenekofsky as the “audit committee financial expert”, the Board considered his more than 36 years of experience as a practicing certified public accountant, and his significant experience as Partner-in-Charge of numerous public financial institutions’ audits. The Board believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee.
Compensation Committee. All members of the Compensation Committee are independent under applicable independence standards of the NASDAQ Stock Market. The Compensation Committee met four (4) times during 2022.
The principal duties of the Compensation Committee, as set forth in its charter, include: overseeing the development of, and recommending to the Board, compensation plans, policies, and programs for the executive officers of the Company and its subsidiaries; annually reviewing and approving the corporate goals and objectives that are relevant to the compensation (including base salary, incentive compensation, employment terms such as severance agreements, employment agreements and change in control agreements) of the CEO and the executive officers; reviewing the Executive Compensation Discussion and Analysis section as well as the relevant tabular disclosures of executive compensation, in the proxy statement. The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of three (3) or more members of the Committee. The Committee also has the authority under its charter to retain counsel, consultants and other experts, as it deems appropriate to carry out its responsibilities. The Committee has retained Meridian Compensation Partners, LLC, as its compensation consultant.
For further information concerning the Compensation Committee responsibilities and the executive compensation practices of the Company, please see “Role of the Compensation Committee,” “Role of the Compensation Consultant,” and “Role of Management” in the “Executive Compensation Discussion and Analysis” section of this Proxy Statement.
Corporate Governance and Nominating Committee. All members of the Corporate Governance and Nominating Committee are independent under applicable independence standards of the NASDAQ Stock Market. The Corporate Governance and Nominating Committee met three (3) times during 2022.
The principal duties of the Corporate Governance and Nominating Committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the Company and providing oversight in the evaluation of the Board and each committee.
Executive Committee. All members of the Executive Committee, with the exception of the President and Chief Executive Officer, are independent under applicable independence standards of the NASDAQ Stock Market. The Executive Committee met one (1) time during 2022. The Executive Committee has authority under the Company’s Bylaws to exercise the authorities of the Board, subject to the limitations of Pennsylvania law. The Executive Committee allows for Board actions to occur as needed when it may otherwise be impractical for the full Board to meet.
Role of the Board in Risk Oversight
The Board is responsible for oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee the most critical risks relating to the Company’s business, to allocate responsibilities for the oversight of risks among the full Board and its committees, and to see that management has in place effective systems and processes for managing risks facing the Company. Overseeing risk is an ongoing process, and risk is inherently tied to strategy and to strategic decisions. Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. While the Board oversees risk, management is charged with identifying and managing risk within the risk parameters set by the Board.
The Board implements its risk oversight function both as a whole and through delegation to various committees. These committees meet regularly and report to the full Board. The following committees play particularly significant roles in carrying out the risk oversight function.
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Board Risk Committee. The Board’s Risk Committee, which was formed on June 14, 2022, and is successor to the management level Enterprise Risk Management Committee (described below) that existed prior to that date, is now the principal vehicle through which the Board exercises its risk oversight functions. The Risk Committee met four (4) times in 2022.

The principal duties of the Risk Committee are to monitor the direction and trend of all significant risks to the Company’s business operations and strategy and to ensure that the risks assumed by the Company are consistent with the levels established by the Board; to oversee the development, implementation and maintenance of the Company’s risk management strategy and policies and controls; and to review significant risk exposures and the steps management has taken to identify, measure, monitor, control and report such exposures. Risks monitored by the Committee and the Board include credit risk, interest rate risk, liquidity risk, pricing risk, operational risk, compliance and regulatory risk, strategic risk and reputation risk. Within each risk category the Committee and management monitor a multitude of secondary risks.
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Enterprise Risk Management Committee. The Enterprise Risk Management Committee, principally a management level committee with several representatives from the Board, transitioned to the Board level Risk Committee in June 2022 and thereafter ceased to exist. Prior to that it operated pursuant to a written charter, and provided general risk oversight functions that have been assumed by the Risk Committee, management and other committees within the Company’s risk management framework. The Committee met three (3) times in 2022.

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Board Compensation Committee. The Board’s Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs and has specific authority to amend the Company’s incentive compensation and other compensation plans and programs to ensure that they do not motivate excessive risk taking. Under the Executive Incentive Plan (“EIP”), the Compensation Committee has specific authority to adjust incentive payments under the EIP down by as much as 100%, on an individual or overall basis, as appropriate, if it is determined that excessive risk has been taken.

•
Board Audit Committee. The Board’s Audit Committee oversees the Company’s processes for assessing risks and the adequacy and effectiveness of the Company’s system of internal controls. In performing this function, the Audit Committee considers information from the Company’s independent registered public accounting firm, internal auditors, and other consultants as it deems appropriate, and discusses relevant issues with management and the independent registered public accounting firm.

Corporate Governance Guidelines
In 2022, the Board adopted Corporate Governance Guidelines (“Governance Guidelines”) to promote effective governance practices and to facilitate and guide management in the achievement of the Company’s mission to increase shareholder value, enrich the communities we serve by creating financial success together with our customers and career success together with our employee/associates, and to conduct our business with honesty and integrity. Among other things, the Governance Guidelines provide for (i) Board size, (ii) the general scope of directors duties and responsibilities, (iii) director qualifications and Board development, including director age limits, independence requirements, and criteria for recruiting and selecting nominees to fill Board vacancies which, among other criteria, encourage the consideration of diversity of skills, business experience, expertise, race, ethnicity, gender, sexual orientation and cultural background; (iv) a majority vote standard; (v) expectations for Board attendance; (vi) management evaluation and succession planning; (vii) independence determinations for Audit, Corporate Governance and Nominating Committee, and Compensation Committee members; (viii) annual Board evaluations; (ix) strategic planning expectations; (x) expectations for shareholder engagement; (xi) Board leadership structure; (xii) director compensation; and (xiii) director and Executive Leadership Team stock ownership requirements.

Corporate Governance Best Practices

• Independent, non-executive Board Chair
• All Board members are independent except CEO
• All Board committees are comprised of, and chaired by, independent directors
• Updated Board Committee Charters
• New Board-Level Risk Committee
• New Corporate Governance Guidelines
• New Stock ownership requirements for directors and executive officers
• New anti-hedging and anti-pledging policy
• Majority vote standard for uncontested director elections

• Annual Board review of Executive Leadership Team succession plan
• Annual Board evaluations/self-assessments
• Annual review of director qualifications and experience
• Code of Business Conduct and Ethics applicable to directors and associates
• Bank Bribery Act Policy applicable to directors and associates
• Conflicts of Interest Policy applicable to directors and all associates – restricts gifts, loans, outside business interests and certain political activities

Role of the Board in Cybersecurity Risk
Cybersecurity risk is managed by the Company in a structure that vests primary responsibility with management, specifically, the Bank’s Information Security Officer who reports to the Chief Risk Officer as well as to the Strategic Technology and Cybersecurity Committee, which is comprised of members of Bank management as well as directors who serve at the behest of both the Bank and Company boards. Three directors serve on the Strategic Technology and Cybersecurity Committee: Directors Brown, Brunner, and Fainor. Director Brunner is Chair of the Committee.
The Strategic Technology and Cybersecurity Committee is responsible for providing oversight and guidance regarding both information technology and cybersecurity related issues of strategic importance to the Company and the Bank. The Committee recognizes the importance of information technology to the financial services industry and its clients, as well as the increasing prevalence of cyber-attacks against instruments of our society and the critical importance of effective controls, as well as prevention and detection measures to mitigate the risks. The Committee meets at least quarterly.
The Chair of the Committee provides reports to the Board about the proceedings of each Committee meeting, at the Board’s next following meeting, unless there should be an urgency to any given situation demanding immediate consultation.
Among other training activities for both associates and directors, the Information Security Officer organizes and conducts an annual Tabletop Cybersecurity exercise in which a mock cybersecurity incident scenario is presented to a selected group of the Bank’s associates with the aim of providing enhanced training for relevant individuals to learn the proper actions to take in such a situation.
Director Education and Training
All new directors are required to participate in the Company’s orientation program within a reasonable time after their nomination or election as a director. Director orientation includes presentations regarding corporate governance best practices and an overview of director duties, as well as presentations by senior management to familiarize new directors with the Company’s strategic plan, its significant financial, accounting and risk management issues, and its compliance programs, Corporate Governance Guidelines, Code of Ethics, Insider Trading Policy, Conflicts of Interest Policy and other policies and practices.
Directors also participate in on-line training modules provided by the Bank through its Knowledge Management application and prepared by the American Bankers Association, as well as other on-line training and director education available through the Knowledge Management application prepared by the Bank’s Learning & Development team. In 2022, on average, each director completed approximately twenty-six (26) on-line courses covering topics relevant to board oversight of many substantive banking compliance areas, such as BSA/AML/OFAC, cybersecurity, fair lending, compliance management, digital trends and others, as well as courses related to board skills. In addition, in-board live training sessions for directors are held at least twice annually, and more frequently as appropriate, on matters relevant to the Company and its business, including sessions relating to the Company’s strategic plan, the environment for mergers and acquisitions, corporate governance best practices and directors’ duties.
Anti-Hedging and Anti-Pledging Policy
The Board has adopted a revised Insider Trading Policy that is applicable to all executive officers, associates and directors. Our Insider Trading Policy prohibits our executive officers, directors and associates from purchasing financial instruments such as collars, forward sale contracts, options, and other derivative instruments relating to the Company’s securities or otherwise engaging in hedging transactions that would provide an ownership interest in the Company’s securities but have the effect of protecting against downward price changes which result in them no longer having the same objectives as other shareholders or being in alignment with the Company’s objectives. This restriction applies to all Company securities owned directly or indirectly by the individual, including those owned by their immediate family members. In addition, executive officers and associates of the Company and their immediate family members may not hold securities of the Company in a margin account or pledge Company securities as collateral for a loan, or “short sell” Company securities.
Role of the Board in Environmental, Social and Governance (“ESG”) Oversight
In 2022, the Company’s Board of Directors approved the formation of an ESG Steering Committee, consisting of members of the Company’s Executive Leadership Team, to explore ways that the Company can enhance its overall participation in activities that serve its stakeholders’ interests in Environmental, Social and Governance activities. While these activities are often grouped together as one comprehensive acronym — ESG — it is important to note that ESG actually represents a “bundle” consisting of a wide variety of possible activities, each of which may garner various levels of interest among the Company’s many stakeholders, which include our individual and institutional shareholders; governmental agencies that regulate us; borrowers, depositors and investment customers; communities we serve with our investment and charitable activities; and our associates. The Company has made varying levels of progress toward the various objectives that are part of this ESG “bundle” of activities.
In 2023, the Company published its second Community Impact Report, disclosing the Company’s Social, or community stakeholder, activities that occurred in 2022. In 2022, the Company gave $1.57 million to 123 organizations in our community and $235,379 in sponsorships for 111 organizations in our community; our associates personally gave $108,854 of their own funds to local non-profits through Company initiatives; 124 associates volunteered 3,811 hours and served on 37 non-profit boards; and through the PeoplesBank Scholars Program, 978 students in 11 schools were able to participate in 2,267 hours of online financial literacy coursework. In addition, in 2022, the PeoplesBank Charitable Foundation gave a total of $52,500 in grants to local non-profits to help with the Foundation’s goal of Building Stronger Communities. For more information, on the Company’s Social activities in support of its communities, please refer to the current Community Impact Report, which is available on the Company’s website at: www.peoplesbanknet.com. Click on the “Your Business” link at the top of the home page, and then, under the “Connect” subheading click on the “Community Impact” link.
In addition, under the rubric of Social activities, is work the Company has been doing to better serve our own human capital, principally, our associates that are the Company’s highly valued work force. Please refer to the “Human Capital Management” section of this Proxy Statement for more information about this component of ESG.
The Company made significant strides in enhancing aspects of its Governance in 2022. These changes and its overall governance structure is described in the prior subsections of this “Governance of the Company” section. The Company is committed to the pursuit of continuous improvements going forward.
The ESG Steering Committee is also committed to exploring avenues for enhancement of the Company’s Environmental efforts to contribute to the greater good of the communities in which it serves and to being a good corporate citizen by finding ways to implement more environmentally friendly and sustainable ways to conduct its business activities. For example, in 2022, the Company’s Board approved the implementation of an LED light replacement program in which light bulbs in all of the Company’s facilities were replaced with more environmentally friendly LED fixtures. This seemingly small change results in a “win-win” of both reduced energy usage and, over-time, reduced energy expense. In addition, while the Company already participates in the available municipal recycling programs across its footprint, the Steering Committee is working on ways to enhance this effort. As a small community banking organization that serves many rural communities, the effort to become more environmentally friendly and sustainable is a journey that does not happen overnight, but we are committed to making further progress and exploring further opportunities to do so.
Shareholder Meeting Attendance by Directors
While the Company has no formal policy in place, our directors are strongly encouraged to attend the Annual Meeting of Shareholders. All of our then-serving directors attended the 2022 Annual Meeting of Shareholders and we anticipate that all directors will attend the 2023 virtual Annual Meeting of Shareholders.
Board Evaluations
The Governance Guidelines require that the Board conduct a self-evaluation annually to determine whether it and its committees are functioning effectively. Following the evaluation, the full Board is to discuss the evaluation report to determine what, if any, actions could improve future Board and Board committee performance. This process was conducted in 2022.
Shareholder Outreach and Engagement
In the latter half of 2022, we contacted shareholders representing over 40% of our outstanding shares of common stock to obtain specific feedback regarding the executive compensation practices of the Company, and to solicit feedback on other topics of possible interest to shareholders. Two institutional shareholders participated in the process; others either declined or failed to respond to the outreach. The institutional shareholders that participated provided meaningful feedback regarding our executive compensation program as well as certain board governance matters. For additional information regarding our shareholder outreach efforts in 2022 and changes that we have made to our executive compensation plans, please see the discussion in “Executive Compensation Discussion and Analysis” in this Proxy Statement.
Cooperation Agreement
The Company entered into a Cooperation Agreement with Driver Opportunity Partners I LP, Driver Management Company LLC and J. Abbott R. Cooper (collectively, “Driver Management”), dated as of April 12, 2022 (the “Cooperation Agreement”). Pursuant to the Cooperation Agreement, the Company agreed to, among other things, appoint Mr. Kiernan to the Board as a director with a term expiring at the Annual Meeting and to appoint Mr. Kiernan to the Corporate Governance and Nominating Committee, the Compensation Committee and the Audit Committee, and to nominate Mr. Kiernan for election at the 2022 Annual Meeting of Shareholders. The Company also agreed to identify and appoint two additional independent directors to the Board no later than June 30, 2022. The directors identified and appointed to the Board in June 2022, were Scott V. Fainor and Kent K. Matsumoto. In addition, in conjunction with a third-party consulting firm, the Company agreed to undertake a comprehensive review of the Company’s credit risk policies and practices, Board-level governance of the lending program, managerial compliance with the policies and procedures and a credit review. In addition, the Company agreed that the Compensation Committee would hire independent third-party advisors to perform a comprehensive study of the Company’s executive compensation (the “Compensation Study”), including the executive compensation initiatives previously proposed by Driver Management. As part of the Compensation Study, it was also agreed that the Compensation Committee would (A) solicit feedback from the Company’s shareholders, and (B) evaluate stock ownership guidelines for the Company’s directors.
For additional information regarding the Compensation Study, our shareholder outreach efforts in 2022 and changes that we have made to our executive compensation plans, please see the discussion in “Executive Compensation Discussion and Analysis” in this Proxy Statement.
The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which was filed with the SEC as an exhibit to a Current Report on Form 8-K dated April 14, 2022.
Director Nomination Process
The Corporate Governance and Nominating Committee is responsible for identifying and evaluating individuals to determine their qualifications to become members of the Board and to recommend such individuals to the Board for consideration and nomination. The Corporate Governance and Nominating Committee and the Board endeavor to recruit and retain Board members who demonstrate intellectual capacity, strong interpersonal skills, good business instinct, objectivity and the highest level of personal and professional integrity. When evaluating current members of the Board and prospective candidates for the Board, the Committee seeks to balance the skill sets and attributes of existing Board members with the need for other complementary skills, talents and qualities that will position the Company to successfully implement its strategic vision.
In addition to requiring that each existing director and candidate for nomination possesses unquestionable character and a commitment to contribute to the success of the Company and the stewardship of the community, the Corporate Governance and Nominating Committee seeks to recruit and select candidates from a diverse pool to ensure that the Board will be comprised of directors with a balance of skills, business experience, expertise, race, ethnicity, gender, sexual orientation and cultural background, as well as other qualifications and characteristics such as maturity and judgment, reputation, civic and community relationships and knowledge and experience in matters that impact financial institutions. The Committee will also consider the candidate’s ability to devote adequate time to corporate matters, including being prepared for, and participating in, all meetings of the Board and any committees to which he or she may be assigned. When the Corporate Governance and Nominating Committee is considering current members of the Board for nomination for reelection, the Committee considers prior performance, as well as meeting attendance records.
The current practice of the Corporate Governance and Nominating Committee is to identify potential director candidates through a variety of sources. The Committee considers recommendations made by current or former directors or members of management. Potential candidates may also be identified through contacts in the business, civic, academic, legal and non-profit communities served by the Company.
Regarding new director candidates, the Corporate Governance and Nominating Committee will evaluate whether the nominee is independent, as independence is defined under applicable standards of the NASDAQ Stock Market, and whether the nominee meets the qualifications for directors outlined above, as well as any special qualifications applicable to membership on any committee to which the nominee may be appointed to serve if elected. A majority of the Board must meet the criteria for “independence” established by the NASDAQ Stock Market, and the Committee will consider any conflicts of interest that might impair that independence prior to making a decision.
The Corporate Governance and Nominating Committee will also consider recommendations received from the Company’s shareholders. Shareholders may recommend qualified director candidates by writing to:
Daniel R. Stolzer
Executive Vice President,
General Counsel and Corporate Secretary
Codorus Valley Bancorp, Inc.
105 Leader Heights Road
York, Pennsylvania 17403
Submissions must include information regarding a candidate’s citizenship, age, background, business and personal addresses, qualifications, experience, principal occupation or employment, directorships and other positions held by the candidate in business, charitable and community organizations and his/her willingness to serve as a member of the Board. Based on a preliminary assessment of the candidate’s qualifications, the Corporate Governance and Nominating Committee may conduct interviews with, and request additional information from, the candidate.
Nomination of Directors
Article 10, Section 10.1 of the Bylaws requires that nominations for election as a director be made pursuant to timely notice in writing to the Corporate Secretary. To be timely, a shareholder’s notice must be delivered to or received at the principal executive office of the Company at least ninety (90) days prior to the first anniversary of the date that the Company’s proxy statement is released to shareholders in connection with the preceding year’s annual meeting; provided, however, that if the Company did not hold an annual meeting the preceding year or if the date of the annual meeting is changed by more than thirty (30) days from the date of the preceding year’s annual meeting, to be timely, notice by the shareholder must be made not later than the ninetieth (90th) day nor earlier than the one hundred twentieth (120th) day prior to the date of the annual meeting (or, if later the tenth (10th) day following the day on which public announcement is first made of the date of the annual meeting). The notice must provide the specific information required by Section 10.1 of the Bylaws. The Board is required to determine whether nominations have been made in accordance with the requirements of the Bylaws. If the Board determines that a nomination was not made in accordance with the Bylaws, the shareholder may be given an opportunity to cure any deficiency in accordance with the Bylaws.
You may obtain a copy of the Bylaws by writing to: Daniel R. Stolzer, Executive Vice President, General Counsel and Corporate Secretary at the address provided below in this Proxy Statement. Additionally, a copy of the Company’s Bylaws has been filed with the SEC as Exhibit 3.1 to the Form 8-K filed December 20, 2021.
Deadline for Submission of Shareholder Proposals
In order for a shareholder to include a proposal in the Company’s Proxy Statement for presentation at the 2024 Annual Meeting of Shareholders, the proposal must be received by the Company at its principal executive offices and must be received by the Company no later than December 17, 2023. Any such proposal should be sent to: Daniel R. Stolzer, Executive Vice President, General Counsel and Corporate Secretary, at the address provided below in this Proxy Statement. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. If a shareholder proposal is submitted to the Company after December 17, 2023, it will not be included in the Company’s 2024 Proxy Statement.
For any proposal that is not submitted for inclusion in next year’s proxy statement, and is instead sought to be presented directly at the next annual meeting, the Bylaws require shareholders to give advance notice of such proposals. The required notice, which must include the information and documents set forth in Section 2.6(b) of the Bylaws, must be given not fewer than ninety (90) days (i.e. January 16, 2024 for the 2024 Annual Meeting of Shareholders) nor greater than one hundred twenty (120) days (i.e. December 17, 2023 for the 2024 Annual Meeting of Shareholders) before the first anniversary of the date of the Company’s proxy statement release to shareholders in connection with the preceding year’s annual meeting. If notice is not received by the Company within this timeframe, the Company will consider such notice untimely. Under Rule 14a-4(c)(1) of the Exchange Act, if any shareholder proposal intended to be presented at the Annual Meeting without inclusion in our proxy statement is received within the required timeframe and is properly presented, then a proxy will have the ability to confer discretionary authority to vote on the proposal.
Communicating with Directors
The Board has established a process for shareholders and other interested parties to communicate directly with the Chair of the Board or its independent directors, individually, or the Board, collectively, by submitting written correspondence to the Corporate Secretary at the following address:
Daniel R. Stolzer
Executive Vice President,
General Counsel and Corporate Secretary
Codorus Valley Bancorp, Inc.
105 Leader Heights Road
York, Pennsylvania 17403
The Corporate Secretary may facilitate direct communications with the Board or individual, independent directors by reviewing and summarizing such communications. All such communications will be referred to the Chair of the Board or individual, independent directors for consideration unless otherwise instructed by the Board.

HUMAN CAPITAL MANAGEMENT
Human Capital
As of December 31, 2022, the Company employed 318 full-time associates and 23 part-time associates, compared to 325 full-time and 18 part-time associates as of December 31, 2021. Average tenure of our associate base is 7.25 years. The Board and Executive Leadership Team has established the following mission, vision and values for the Company:
Mission: To be community builders with an unwavering commitment to:
•	Helping our clients achieve their dreams and live confidently
•	Cultivating a work environment where our associates can thrive and make a difference
•	Delivering value and prosperity for our shareholders
Vision: To attract lifetime clients by being best in class
Values: Act Honorably, Care Deeply & Go Further, Create Opportunities, Pursue Growth, Drive Performance and Live We Before Me
We recognize that our ability to create value on a consistent basis is highly dependent upon the effectiveness of our team. The Company’s key human capital management objectives are to attract and retain diverse talent that aligns with our values and culture. Our talent strategy focuses on acquiring new associates through branding and outreach programs, developing associates through an extensive onboarding program, ongoing learning and development, mentoring and performance management and retaining associates through recognition, engagement and a competitive total rewards package.
Communication and Engagement
The Company believes in the importance of associate communication and engagement. We utilize several methods to foster engagement, including activities such as recognition programs, service awards, yearly associate meetings, engagement surveys and community service programs. We believe keeping our team well informed, connected and appreciated, adds to the success of our organization. Our annual associate engagement survey scores appear to reflect our success in achieving these engagement goals, as our associate engagement scores have consistently exceeded 80%, with over 90% of our associates participating annually.
Diversity, Equity and Inclusion
Creating an environment in which our differences are appreciated is critical to our ongoing success. Through our Diversity, Equity, and Inclusion plan, and in partnership with our DE&I Advisory Team and our senior leaders, the Company continues to advance a variety of initiatives including training, development, and awareness programs, as well as providing resources and soliciting ongoing feedback. Diversity, Equity and Inclusion are not just about who we are, but also the way in which we carry out our mission. This includes the way we work together; the way we think about and solve problems; the way we engage our associates and tap into the unique strengths each of us brings to the workplace; and the way we ensure a safe and sound place to work and grow.
To attract a more ethnically diverse workforce, the Company seeks to develop new relationships and to enhance existing ones with a variety of community-based, non-profit organizations and educational institutions. Additionally, through programs such as our Student Banker Apprenticeship and our internship programs, we seek to attract a diverse population of young adults to careers in financial services and at PeoplesBank. As of December 31, 2022, our workforce reflected the following:
•	Ethnic minorities in workforce – 12%	•	Women in management – 58%
•	Women in workforce – 74%	•	Ethnic minorities on the Board – 10%
•	Ethnic minorities in management – 10%	•	Women on the Board – 20%

Compensation and Benefits
The Company offers competitive compensation to attract and retain talent. Our generous total rewards package includes market-competitive salaries, bonuses or sales commissions, equity incentives, healthcare and retirement benefits and paid time off. Associates have regular performance reviews and merit salary adjustments commensurate with performance.
Learning and Development
The Company provides an extensive learning and development program that supports our culture, prepares associates for their immediate role, and seeks to support their personal development and help them to achieve long-term success. We offer leadership development, personal development, PeoplesBank Mission, Vision & Values and ongoing technical and compliance training throughout the year. Associates also have access to additional educational and development opportunities including tuition reimbursement and certification programs. The success of our development programs is evidenced by our internally posted and filled positions, representing nearly 40% of positions filled in 2022.

PROPOSAL 1 – ELECTION OF DIRECTORS
The Company’s Bylaws provide that the Board shall consist of not less than five (5) nor more than twenty-five (25) persons. The Bylaws also provide that the Board shall be divided into three (3) classes, with directors of each class to be elected for a term of three (3) years, so that the term of office of one (1) class of directors expires at the annual meeting each year. Each class consists, as nearly as possible, of one-third of the directors. The Board determines the number of directors in each class.
A majority of the Board may increase or decrease the number of directors between meetings of the shareholders. Any vacancy occurring on the Board, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the expiration of the term of the class of directors to which he or she was appointed. The Bylaws mandate the retirement of directors at age 75.
Following the retirement of Jeffrey R. Hines effective December 31, 2022, the Board fixed the number of directors at ten (10). There are four (4) nominees for the Board for election at the Annual Meeting. The Board has nominated the following four (4) individuals for election to the Board, each for a three-year term:
Nominees for Class C Directors
For a Three-Year Term Expiring in 2026
Sarah M. Brown
John W. Giambalvo
Keith M. Cenekofsky
Scott V. Fainor
Each of the Company’s nominees presently serves as a director of the Company. Each of the Company’s nominees has consented to (i) serve as a nominee, (ii) be named as a nominee in this Proxy Statement, and (iii) serve as a director if elected.
If the nominees should become unavailable for any reason, proxies received from shareholders will be voted in favor of substitute nominees, as the Board shall determine. The Board has no reason to believe that the nominees will be unable to serve if elected.
Required Vote and the Board’s Recommendation
Cumulative voting does not exist in the election of directors. Directors will be elected by the affirmative vote of holders of a majority of the shares of Common Stock present, in person (virtually) or by proxy, at the Annual Meeting and entitled to vote with respect to the election of directors. Votes that are withheld, shares that are not voted and broker non-votes will have the same effect as a vote against the election of directors.
The Board unanimously recommends a vote “FOR” each of the foregoing nominees.
Your vote is very important.
Information about Nominees and Continuing Directors
Information, as of March 31, 2023, concerning the Company’s four (4) nominees for election to the Board and the six (6) continuing directors appears below. Each of the Company’s nominees and continuing directors also serves as a director of the Bank. There are no family relationships among any of our directors or executive officers. Except as described elsewhere in this Proxy Statement, there are no arrangements or understandings between any of our directors and any other person pursuant to which any person was selected as a director. Except as described elsewhere in this Proxy Statement, none of our directors, director nominees, officers or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting, other than elections to office.

Name and Age	Positions Held With the Company (CVLY) and PeoplesBank, Principal Occupation and Past Five Years Business Experience
Sarah M. Brown (41) (Nominee)
• CVLY Director since February 2020
• PeoplesBank Director since August 2019
• Chair, PeoplesBank Wealth and Trust Committee
• Member, PeoplesBank CRA Committee
• Member, PeoplesBank Strategic Technology and Cybersecurity Committees

Ms. Brown currently serves as President and Chief Executive Officer of Keller-Brown Insurance Services, a fifth generation, family-owned insurance agency located in York County, Pennsylvania. Ms. Brown is a 2004 graduate of Duquesne University, with a BS degree in Business Administration.

The Company believes that the attributes, skills and qualifications Ms. Brown has developed through her professional experiences as a business leader and insurance specialist, as well as the knowledge and experience she gained as a director of the Bank and the Company, enable Ms. Brown to provide valued business expertise to the Board.

Keith M. Cenekofsky, CPA (63) (Nominee)
• CVLY Director since January 2022
• PeoplesBank Director since September 2021
• Chair, Audit Committee
• Member, Executive Committee
• Member, Risk Committee

Mr. Cenekofsky is a retired CPA who focused on financial institutions during his 3years in public accounting. From 2018 to 2020, Mr. Cenekofsky served as a Senior Financial Officer for Atlantic Community Bankers Bank, Camp Hill, Pennsylvania. From 2013 through 2018, Mr. Cenekofsky practiced public accounting with BDO USA LLP. Prior to 2013, Mr. Cenekofsky practiced with Parente Beard and several other public accounting firms.

The Company believes that Mr. Cenekofsky’s professional career in public accounting, his financial services experience, as well as the knowledge and experience he gained as a director of the Bank and Company, enable Mr. Cenekofsky to provide valued business and financial expertise to the Board.

Scott V. Fainor (61) (Nominee)
• CVLY Director since June 2022
• PeoplesBank Director since June 2022
• Member, Executive Committee
• Member, Risk Committee
• Member, PeoplesBank Strategic Technology and Cybersecurity
Committee

Mr. Fainor is Chairman of Fainor Holdings, a company he launched in 2019 after a distinguished 39-year career as an executive in the banking industry. From April 2016 through February 2019, Mr. Fainor served as Group Executive at BB&T Bank (now Truist Bank, as a result of the merger with Truist Bank) where he was responsible for all banking activities and financial results across a ten-state region. From January 2008 through April 2016, Mr. Fainor was President, CEO and a member of the Board of Directors of National Penn Bancshares, Inc., headquartered in Allentown, Pennsylvania,

Name and Age	Positions Held With the Company (CVLY) and PeoplesBank, Principal Occupation and Past Five Years Business Experience

and from October 2003 to February 2008, Mr. Fainor was President and CEO of KNBT Bancorp Inc. which subsequently merged with National Penn Bancshares, Inc. Mr. Fainor has also served on the Federal Advisory Council of the Board of Governors of the Federal Reserve System and various committees of The Federal Reserve Bank of Philadelphia. Mr. Fainor holds a Bachelor of Science degree in Finance and Marketing from DeSales University.

The Company believes that Mr. Fainor’s 39 years of experience in the banking industry, including as CEO leading several publicly traded regional bank holding companies, and his skills and personal attributes, make him ideally suited to serve as a director of the Company and the Bank.

John W. Giambalvo, Esq. (54) (Nominee)	• CVLY Director since January 2017 • PeoplesBank Director since July 2017 • Chair, Compensation Committee • Member, Executive Committee • Member, Audit Committee

Mr. Giambalvo is the President and CEO of Jack Giambalvo Motor Co., Inc., an automotive dealership, and has over 25 years of experience in the auto industry.Mr. Giambalvo started his professional career as a law clerk for the Honorable John C. Uhler, and then became an Assistant District Attorney in York, Pennsylvania. Mr. Giambalvo previously served as a member of the Board of Directors of the Pennsylvania Automobile Dealers Association, which advocates on behalf of car and truck dealers in the Commonwealth of Pennsylvania.

The Company believes that the attributes, skills and qualifications Mr. Giambalvo has developed through his professional experiences as a business leader and lawyer, as well as the knowledge and experience he gained as a director of the Bank and Company, enable him to provide valued business expertise to the Board.

Class A – Continuing Directors with Terms Expiring in 2024
Brian D. Brunner (66)
• CVLY Director since January 2016
• PeoplesBank Director since September 2015
• Chair, Corporate Governance and Nominating Committee
• Chair, PeoplesBank Strategic Technology and Cybersecurity Committee
• Member, PeoplesBank Wealth and Trust Committee

Until the end of 2022, Mr. Brunner served as Division President of Account and Item Processing Sales within the Global Sales Organization of Fiserv, Inc., a global fintech and payments company. He is a member of the Association for Financial Technology, a resource for networking and professional development in the financial technology industry. Mr. Brunner was also an organizer and founding director of Bay Net Community Bank, a de novo bank established in the Baltimore, Maryland region. Mr. Brunner previously served on the Board of Madison Bancorp, Inc., a Maryland-based financial institution, which was acquired by the Company in 2015.

The Company believes that Mr. Brunner’s 30-plus years of experience in the financial services industry, extensive knowledge of the Maryland markets and expertise in financial services technology enables Mr. Brunner to provide unique expertise to the Board

Kent K. Matsumoto, Esq. (63)
• CVLY Director since June 2022
• PeoplesBank Director since September 2021
• Member, Corporate Governance and Nominating Committee
• Member, PeoplesBank Wealth and Trust Committee
• Member, PeoplesBank CRA Committee

Mr. Matsumoto is currently North America Operations Counsel for Viatris Inc., a publicly traded global healthcare company, which he joined in 2020. From 2019 through 2020, Mr. Matsumoto was a strategic advisor and consultant to small and mid-size companies in the life sciences and technology sectors. From 2013 through 2018, Mr. Matsumoto was Vice President, General Counsel and Corporate Secretary with P. H. Glatfelter Company in York, Pennsylvania, a publicly traded supplier of papers and engineered materials. Mr. Matsumoto holds a B.A. degree from the University of Virginia, and he is graduate of the University of Michigan Law School.

The Company believes that Mr. Matsumoto’s expertise and experience in a wide range of legal and financial matters involving publicly traded companies, as well as the knowledge and experience he gained as a director of the Bank and the Company, enable Mr. Matsumoto to provide valued business and governance expertise to the Board.

J. Rodney Messick (52)
• CVLY Director since February 2020
• Vice Chair of the CVLY Board
• PeoplesBank Director since August 2019
• Chair, Risk Committee
• Member, Compensation Committee

Mr. Messick is Chief Executive Officer of Homesale Realty Service Group, Inc., headquartered in Lancaster, Pennsylvania and servicing clients in the Baltimore, South Central Pennsylvania and Southeastern Pennsylvania areas. Mr. Messick served on the Board of Metro Bancorp, Inc. from December 2012 through February 2016. Mr. Messick is a 1994 graduate of the United States Naval Academy and served eight years as a naval flight officer. He is also a graduate of the University of Pennsylvania’s Wharton School and School of Engineering and Applied Science.

The Company believes that the attributes, skills and qualifications Mr. Messick has developed through his professional experiences as a business leader, as well as the knowledge and experience he gained as a director of the Bank and Company, enable Mr. Messick to provide valued business expertise to the Board.

Class B – Continuing Directors with Terms Expiring in 2025
Cynthia A. Dotzel, CPA (68)	• CVLY Director since November 2011 • Chair, CVLY Board • PeoplesBank Director since November 2011 • Chair, Executive Committee • Member, Corporate Governance and Nominating Committee

Ms. Dotzel is a lifelong resident of York County and has over 35 years of experience in the accounting industry. Ms. Dotzel has been a practicing CPA with the public accounting firm of Dotzel & Company, Inc. since January 2019. Prior to January 2019, she practiced as a Director of Baker Tilly Virchow Krause, LLP, a leading advisory, tax and assurance firm, which acquired SF & Company, CPAs & Business Advisors, in November 2015, a firm where Ms. Dotzel practiced as a CPA since 2009. In addition, Ms. Dotzel has numerous civic, charitable and professional affiliations, many of which involve leadership roles, and previously served as a Board Member and Audit Committee Chair for Waypoint Financial Corp., the holding company for Waypoint Bank, and also for York Financial Corp., the bank holding company for York Federal Savings & Loan Association. Ms. Dotzel currently serves as Board Chair for the York Water Company, a Pennsylvania public utility and NASDAQ listed company.

The Company believes that Ms. Dotzel’s professional and financial services experience, the knowledge and experience she gained as a bank and bank holding director for a number of institutions, including the Company and PeoplesBank, and as a Board Chair for a NASDAQ listed company, as well as her roles in civic, charitable and professional organizations, enable Ms. Dotzel to provide valued business, financial and governance expertise to the Board.

Craig L. Kauffman (59)
• CVLY Director since October 2019
• PeoplesBank Director since August 2018
• Member, Executive Committee
• Member, PeopleBank Wealth and Trust Committee
• Member, PeoplesBank CRA Committee
• Member, PeoplesBank Strategic Technology and Cybersecurity Committee

Mr. Kauffman has served as President and Chief Executive Officer of the Company since October 2021. From August 2018 through September 2021, Mr. Kauffman served as Executive Vice President and Chief Operating Officer of the Company. Mr. Kauffman has served as President and Chief Executive Officer of the Bank since August 2018. Previously, he served as Regional President of BB&T Bank, Lancaster, Pennsylvania, a

full-service regional bank, from 2015 to August 2018; and Pennsylvania Division Head of Susquehanna Bank, Lancaster, Pennsylvania, a community focused bank, from 2013 through 2015. Mr. Kauffman has also held leadership positions in civic and professional organizations, including as Board Chair of the Lancaster, Pennsylvania Chamber of Commerce, Board Member of the Lancaster Safety Coalition, Vice Chair of the Lombardo School of Business, Millersville University Advisory Board, and Group Chair of the Pennsylvania Bankers’ Association, among others. Mr.Kauffman is a 1985 graduate of Millersville University with a B.S. in Business Administration, and a 1990 graduate of Pennsylvania State University in Harrisburg with an MBA.

The Company believes that Mr. Kauffman’s 30-plus years of experience in commercial banking and as a business leader in a number of larger banking organizations, as well as his leadership qualities, experience, and personal attributes, enables Mr. Kauffman to provide valued business and financial expertise to the Board.

John E. Kiernan, Esq. (56)
• CVLY Director since April 2022
• PeoplesBank Director since April 2022
• Member, Audit Committee
• Member, Compensation Committee
• Member, Corporate Governance and Nominating Committee

Mr. Kiernan has served as President and Chief Executive Officer of Alico, Inc. (NASDAQ: ALCO), the largest citrus producer in the United States since July 2019. Mr. Kiernan also serves on the Alico Board of Directors. From June 2015 through June 2019, Mr. Kiernan served as Alico’s Executive Vice President and Chief Financial Officer. Prior to joining Alico, Mr. Kiernan served as Chief Financial Officer of Greenwich Associates, Treasurer of Capital Markets and Risk Management for Global Crossing, Vice President of Investor Relations of Misys plc, Director of Corporate Development of IBM, and Managing Director of Bear Stearns.

The Company believes that Mr. Kiernan’s 30-plus years of experience in senior finance and operations roles, including with publicly traded companies, enables Mr. Kiernan to provide valued expertise to the Board.

Board Diversity
The following table summarizes voluntary disclosure of diversity characteristics of the current Board of Directors as of March 31, 2023.
Board Diversity Matrix
Total Number of Directors	#
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	8	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latino	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	7	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did not Disclose Demographic Background	0

INFORMATION CONCERNING SECURITY OWNERSHIP
Beneficial ownership of shares of the Common Stock is determined in accordance with SEC Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, in which the person has shares:
•	Voting power, which includes power to vote or to direct the voting of the stock;
•	Investment power, which includes the power to dispose or direct the disposition of the stock; or
•	The right to acquire beneficial ownership within 60 days after February 22, 2023.
Beneficial Ownership of Principal Holders
The following table shows, to the best of the Company’s knowledge, those persons or entities who owned of record or beneficially, on December 31, 2022, more than 5% of the Common Stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Fourthstone LLC 13476 Glayton Road St Louis MO 63131	693,529(1)	7.26%

FJ Capital Management LLC 7901 Jones Branch Drive, Suite 210 McLean VA 22102	689,644(2)	7.22%

Driver Management Company LLC 250 Park Avenue, 7th Floor New York NY 10177	640,880(3)	6.68%
(1)
This information is based solely on Schedule 13G/A filed jointly by Fourthstone LLC, Fourthstone Master Opportunity Fund Ltd, Fourthstone QP Opportunity LLC, Fourthstone Small-Cap Financials Fund LP, Fourthstone GP LLC and L. Phillip Stone IV with the SEC on February 14, 2023, reporting ownership as of December 31, 2022.

(2)
This information is based solely on Schedule 13G filed jointly by FJ Capital Management LLC, Financial Opportunity Fund LLC, Financial Opportunity Long/Short Fund LLC and Martin Freidman with the SEC on December 8, 2022.

(3)	This information is based solely on Schedule 13D/A filed jointly by Driver Opportunity Partners I LP, Driver Management Company LLC and J. Abbott R. Cooper with the SEC on April 14, 2022.

BENEFICIAL OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS
The following table sets forth, as of the February 22, 2023, and from information supplied by the respective persons, the amount and the percentage, if over 1%, of the Common Stock beneficially owned by each director, each nominee for director, each of the named executive officers and all executive officers and directors of the Company as a group.
Name of Individual or Identity of Group	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Directors and Nominees
Sarah M. Brown	5,361	*
Brian D. Brunner	44,114(2)	*
Keith M. Cenekofsky	2,565(3)	*
Cynthia A. Dotzel	56,509(4)	*
Scott V. Fainor	5,000(5)	*
John W. Giambalvo	43,219(6)	*
Craig L. Kauffman	40,357(7)	*
John E. Kiernan	1,000(8)	*
Kent K. Matsumoto	455(9)	*
J. Rodney Messick	7,617	*

Named Executive Officers
Larry D. Pickett	11,081(10)	*
Diane E. Baker	38,486(11)	*
Amy L. Doll	29,389(12)	*
Chad Clabaugh	6,519	*
All Executive Officers and Directors as a Group (20 persons)	385,093	3.98%
*	Indicates beneficial ownership of less than 1%.
(1)
Unless otherwise indicated, to the knowledge of the Company, all persons listed have sole voting and investment power with respect to their shares of Company common stock, except to the extent authority is shared by spouses under applicable law. Fractional shares beneficially owned by such individuals have been rounded down to the number of whole shares beneficially owned. Pursuant to SEC rules, the number of shares of common stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of February 22, 2023 (“presently exercisable stock options”).

(2)	Includes 36,320 shares held jointly with Mr. Brunner’s spouse.
(3)	Includes 2,565 shares held in Mr. Cenekofsky’s IRA.
(4)	Includes 7,398 shares issuable pursuant to presently exercisable stock options.
(5)	Includes 5,000 shares held jointly with Mr. Fainor’s spouse.
(6)	Includes 6,037 shares held in a profit sharing plan for his benefit.
(7)	Includes 9,982 shares of unvested restricted stock and 19,972 shares held in Mr. Kauffman’s IRA.
(8)	Includes 1,000 shares held in Mr. Kiernan’s IRA.
(9)	Includes 455 shares held jointly with Mr. Matsumoto’s spouse.
(10)	Includes 1,200 shares held jointly with Mr. Pickett’s spouse, and 4,370 shares of unvested restricted stock.
(11)	Includes 4,584 shares of unvested restricted stock and 16,244 shares issuable pursuant to presently exercisable stock options.
(12)	Includes 4,584 shares of unvested restricted stock and 17,160 shares issuable pursuant to presently exercisable stock options.

Executive Officers
The following table identifies each of the executive officers of the Company, their age as of March 31, 2023, the position they currently hold and their professional experience during the prior five years, or longer if material.
Name	Age	Position and Prior Professional Experience
Craig L. Kauffman	59
President and Chief Executive Officer of the Company since October 2021; Executive Vice President and Chief Operating Officer of the Company from August 2018 to October 2021; President and Chief Executive Officer of the Bank since August 2018; Regional President of BB&T Bank, Lancaster, Pennsylvania from 2015 to August 2018; Pennsylvania CEO of Susquehanna Bank, Lancaster, Pennsylvania, 2013 through 2015.

Larry D. Pickett	61
Executive Vice President, Chief Financial Officer and Treasurer of the Company since January 2023; Treasurer of the Company from August, 2018 to January 2023; Executive Vice President and Chief Financial Officer of the Bank since August 2018; Executive Vice President and Chief Financial Officer of Bay Bancorp, Inc., Columbia, Maryland, a bank holding company, from January 2014 to June 2018.

Diane E. Baker	52
Executive Vice President, Chief Risk Officer, Assistant Treasurer and Assistant Secretary of the Company since January 2023; Vice President, Assistant Secretary and Assistant Treasurer of the Company since 2002; Executive Vice President, Chief Risk Officer of the Bank since January 11, 2022; Executive Vice President, Chief Operations Officer and Chief Risk Officer of the Bank from February 2018 to January 11, 2022; Senior Vice President and Chief Risk Officer of the Bank from March 2016 to February 2018; Enterprise Risk Management Officer of the Bank from 2014 to March 2016.

Daniel R. Stolzer	66
Executive Vice President, General Counsel and Corporate Secretary of the Company and the Bank since January 2023; General Counsel and Corporate Secretary of the Company and the Bank from August 2022 to January 2023; Executive Vice President and Special Counsel for M&A, Fulton Financial Corporation, Lancaster, Pennsylvania, from January 1 through July 31, 2022, and Senior Executive Vice President, Chief Legal Officer and Corporate Secretary from 2013 to retirement on December 31, 2021; Chief Counsel – Special Projects for PNC Financial Services Group, Pittsburgh, Pennsylvania, from 2010 to April 2013.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS
Overview, Philosophy, and Program Oversight and Management
The Board’s Compensation Committee (the “Committee”) assists the Board in fulfilling its duties and responsibilities, and maintains responsibility for establishing and implementing the executive compensation philosophy for the Company, as well as its compensation plans and programs for executives and associates. This Compensation Discussion and Analysis section is intended to provide a deeper understanding of the Company’s compensation philosophy, objectives, programs and practices. This section also describes the Committee’s decisions with respect to compensation of our Named Executive Officers (“NEOs”) for 2022, who have been identified as the following:
Craig L. Kauffman	President and Chief Executive Officer of the Company; President and Chief Executive Officer of the Bank
Larry D. Pickett	Executive Vice President, Chief Financial Officer, and Treasurer of the Company; Executive Vice President and Chief Financial Officer of the Bank
Diane E. Baker	Executive Vice President, Chief Risk Officer, Assistant Treasurer and Assistant Secretary of the Company; Executive Vice President and Chief Risk Officer of the Bank
Amy L. Doll	Senior Vice President, Chief Commercial Banking and Lending Officer of the Bank
Chad Clabaugh	Senior Vice President, Chief Consumer Banking Officer of the Bank

Compensation Program Attributes
The Committee strives to implement an executive compensation program that is aligned with the philosophy of the organization and which achieves the Company’s desired objectives. Overall, we believe that our compensation program is fair, reasonable, competitive with our peers and reflective of best practices. Listed below are key attributes of our compensation program:
•	Our salaries are competitive with the median for comparable size banking institutions.
•	Our program reflects our pay-for-performance culture.
•
Our program incorporates risk-mitigating design principles, such as caps on annual incentive opportunities, multiple performance measures that incorporate asset quality, peer performance and risk-based overrides.

•	Our Committee has retained an independent compensation consulting firm that provides on-going advice on performance-based plans and measures, and other compensation matters.
Executive Compensation Philosophy and Objectives
The Committee believes that the Company’s success is driven through hiring, developing and retaining qualified executives who are motivated to perform for the benefit of our shareholders, community, clients and associates. The executive compensation program is designed to:
•	Further the strategic goals of the Company; align the interests of our executives with our shareholders; be competitive with our peers;
•	Motivate and reward executives for achievement of high levels of performance against defined goals and objectives – both short- and long-term;
•	Enable the Company to attract and retain key executives capable of maximizing the Company’s performance;
•	Be prudent and fiscally responsible; ensure regulatory compliance; provide for a balanced mix of fixed and variable compensation; and
•	Motivate and reward executives without encouraging undue risk-taking that would threaten the safety and soundness of PeoplesBank.
The Company seeks to provide its executive officers with a comprehensive program of compensation and benefit opportunities consistent with prevailing practices among publicly traded financial services organizations of similar asset size (including those slightly smaller and slightly larger), market profiles, operating circumstances and regionally similar geographic locations. The Committee believes that this level of market competitiveness appropriately positions the Company to attract, motivate, reward and retain the caliber of executive talent required to enable the Company to achieve its short- and long-term strategic goals and objectives.
The executive compensation program is intended to provide participating executives with a balanced and market-competitive mix of fixed, time-based and performance-based variable compensation and benefit provisions. The variable compensation features include annual cash incentives to reward short-term performance relative to our annual business plans and long-term incentives, in the form of equity grants, to reward future performance of the Company and increased shareholder value. Short- and long-term incentives are designed to focus executives’ efforts on the strategic goals and objectives of the Company and to link executives’ financial rewards with the interests of the Company’s shareholders.
All components of compensation are targeted at the market median with the ability to vary actual pay to align with Company and individual performance. A significant portion of our executives’ pay is variable (i.e. annual and long-term/equity incentives) which is earned only upon achievement of pre-defined performance goals that are set by the Committee. The variable incentive programs are designed to allow executives to earn total compensation above market when the Company and individual performance exceed performance goals, and below market when performance does not meet performance goals.

Role of the Compensation Committee
The Committee is appointed by the Board to discharge the Board’s responsibilities and duties relating to compensation of the Company’s executive officers and other key associates of its subsidiaries. All members of the Compensation Committee are independent under applicable independence standards of the NASDAQ Stock Market. To fulfill its responsibilities, the Committee meets at least quarterly throughout the year (it met four (4) times in 2022). The Chair of the Committee reports on Committee actions at meetings of the Board. Written minutes of Committee meetings are prepared, presented to and accepted by the Board.
The Committee has overall responsibility for evaluating and approving the compensation plans, policies and programs of the Company applicable to its key executives. In executing its responsibilities, the Committee establishes the Company’s general compensation philosophy, and oversees the development and implementation of the Company’s executive compensation programs and related policies.
The Committee regularly reviews the operation and effectiveness of the executive compensation program on a continuous basis discussing current regulatory issues, industry trends and internal Company needs with respect to executive compensation program and practices. Based upon corporate goals and objectives approved by the Board, the Committee annually reviews and approves corporate goals and objectives that are specifically relevant to the President and Chief Executive Officer’s compensation and evaluates his performance in light of those goals and objectives. Based on such evaluation, the Committee sets the compensation including base salary, incentive compensation, employment terms (such as severance agreements, employment agreements and change of control agreements, if and when appropriate, and equity-based awards or special or supplemental benefits) of the Company’s President and Chief Executive Officer, and the Bank’s Executive Leadership Team, subject to approval by the Board. In determining compensation, the Committee may consider, among other factors, the Company’s performance and relative shareholder return, the nature, extent and acceptability of risks that the executive officers may be encouraged to take by such compensation, the value of similar incentive awards to executive officers at comparable companies, and the awards in past years.
The Committee is also responsible for reviewing the Company’s executive incentive compensation plans, equity-based plans, retirement plans, deferred compensation plans and welfare benefit plans. Unless their administration is otherwise delegated in accordance with the provisions of such plans, the Committee administers such plans, including determining any incentive or equity-based awards to be granted to executive officers, and other key associates under such plans.
Additional information about the Committee’s functions is more fully described in its charter. As part of its responsibilities, the Committee reviews its charter in the development of an annual work plan and recommends any proposed changes to the Board for approval. The Committee’s charter can be viewed at the Company’s website, www.peoplesbanknet.com by clicking on “Your Business” at the top of the page, click on “Investor Relations” under the “Connect” heading, and then click on “Governance Documents”.
Role of the Compensation Consultant
The Committee has the authority to retain the services of compensation consulting and advisory firms as it deems appropriate. These firms provide independent advice and report directly to the Committee.
The Committee has retained the independent consulting firm Meridian Compensation Partners, LLC, (“Meridian”), which specializes in executive and board compensation. Meridian reports directly to the Committee and carries out its responsibilities to the Committee in coordination with the Company’s Human Resources Department, as requested by the Committee. Meridian only provides services on behalf of the Committee; it did not perform any additional services to the Company during 2022. The Committee determined that Meridian is independent in accordance with SEC requirements.
Role of Management
The Committee is ultimately responsible for executive compensation decisions, but the Committee relies upon information and input from the Executive Leadership Team which is critical to ensuring the Committee and its advisors have the information needed to make informed decisions. The Bank’s Chief Administrative Officer who manages the Human Resources area and has a particular focus on executive compensation matters is the executive assigned to assist the Committee Chair and the Committee with the exercise of the Committee’s oversight responsibilities. The Chief Administrative Officer also coordinates with Meridian, and, as appropriate, the Company’s

General Counsel and outside counsel, to provide the necessary advice and counsel to the Committee Chair and the Committee. The Chief Executive Officer, with input from the Chief Financial Officer, develops recommendations for corporate goals and corresponding weightings and incentive performance metrics for the annual incentive plan for NEOS and other key executives, and for the Long-Term Incentive Plan for the Executive Leadership Team, in each case, for Committee consideration and approval. In addition, the Chief Executive Officer and other executives are called upon from time to time to provide insight, suggestions or recommendations regarding executive compensation, and the Committee often requests that one or more members of the Executive Leadership Team, including the President and Chief Executive Officer be present at Committee meetings where executive compensation and corporate or individual performances are discussed and evaluated. However, only Committee members vote on decisions regarding executive compensation. No executive officers participate in or are present at meetings at which their compensation or performance is discussed or determined by the Committee.
The Committee may request information from management about the Company, the performance of the business and the executive compensation program to evaluate effectiveness and to recommend program modifications and changes for Board consideration.
Factors Considered in Determining Executive Compensation
The Committee’s compensation decisions are supported by various analyses, information and input including, but not limited to the Company’s compensation philosophy and objectives; pay target guidelines developed in consultation with Meridian; the Company’s Strategic Plans and performance relative to annual goals and budget; competitive benchmarking reviews conducted by Meridian; risk assessment/mitigation considerations; individual performance expectations and goals; economic conditions; industry factors; and talent recruitment and retention considerations.
 Competitive Benchmarking
For 2022, as in prior years, Meridian was retained by the Committee to conduct a comprehensive review of the Company’s executive compensation program. The purpose of this review was to provide an independent and objective analysis of all elements of compensation (individually and in the aggregate) relative to market practices, reflecting the compensation peer group (defined below) and other industry survey sources. In addition, Meridian was consulted in connection with the Committee’s evaluation of the Executive Incentive Plan and Long-Term Incentive Plan performance weightings and metrics, as well as to provide best/emerging practices in relation to key compensation governance institutions and shareholder advisory firms. Ultimately, the combination of information derived from Meridian regarding competitive market data and the Committee’s review of compensation governance best practices was determined to support the compensation decisions made by the Compensation Committee and Board.
A primary data source used in setting competitive market practices for the named executive officers is the information publicly disclosed by a peer group of other publicly traded banks and bank holding companies. This peer group was developed by Meridian using objective parameters that reflect institutions of similar asset size operating within our geographic region, and was ultimately discussed with and approved by the Committee. The peer group is reviewed and updated from time to time, as appropriate, since comparable institutions may change depending on the current size of the Company, acquisitions and business focus of the Company or peer institutions. Overall, the goal is to maintain data from a group of comparative banks and bank holding companies that provide a market perspective for executive compensation.

The compensation peer group used to establish 2022 compensation and incentive opportunities for the Company’s executives consists of 25 publicly traded banks and bank holding companies in the Mid-Atlantic Region plus Virginia, ranging from approximately $1 billion to $5 billion in assets, positioning the Company slightly below the median in terms of asset size.
ACNB Company	ACNB	FVCBankcorp, Inc.	FVCB
American National Bankshares Inc.	AMNB	Norwood Financial Corp	NWFL
Arrow Financial Corporation	AROW	Orange County Bancorp, Inc.	OBT
BCB Bancorp, Inc.	BCBP	Orrstown Financial Services, Inc.	ORRF
Blue Ridge Bankshares, Inc.	BRBS	Parke Bancorp, Inc.	PKBK
C&F Financial Corporation	CFFI	Penns Woods Bancorp, Inc.	PWOD
Capital Bancorp, Inc.	CBNK	Peoples Financial Services Corp.	PFIS
Chemung Financial Corporation	CHMG	Primis Financial Corp.	FRST
Citizens & Northern Corporation	CZNC	Shore Bancshares, Inc.	SHBI
Evans Bancorp, Inc.	EVBN	The Community Financial Corporation	TCFC
Fidelity D&D Bancorp, Inc.	FDBC	Unity Bancorp, Inc.	UNTY
First Bank	FRBA	Virginia National Bankshares Corporation	VABK
First Community Bancshares, Inc.	FCBC
In addition to the peer group data, Meridian used several other sources of data to identify general compensation trends with respect to cash compensation (i.e., base salary and incentives); including comparative data from industry surveys using the appropriate scope (asset size and region) and a proprietary database of national banking compensation data.
Information derived from the competitive market analysis was used by Meridian to develop market competitive guidelines intended to support the Company’s total compensation philosophy. Using this information, Meridian then presented to the Committee market guidelines for base salary, short- and long-term incentive targets and target total direct compensation (assuming all elements paid at expectation/goal levels), so the Committee could see the potential pay and range of pay for each executive role. These guidelines provided a framework for consideration by the Committee in setting future compensation levels as described below.
Total Compensation and Performance Alignment
The Committee seeks to ensure that the total compensation package paid to executives is considered in the aggregate (i.e., the sum of its parts) and is properly aligned with the Company’s performance. The Company’s performance is evaluated relative to a number of factors, including corporate and individual performance in light of our own performance targets and industry/peer results, overall financial performance and strategic accomplishments that position the Company for success going forward. Performance goals in our incentive plans are positioned at levels which are believed to be achievable, but with the expectation that they will require increased effort on the part of our executive officers and other key associates. The Committee receives regular updates on the Company’s performance relative to performance goals and industry realities. The Committee will continue to refine its assessment processes and peer group to ensure its comparisons are appropriate.
Risk Assessment/Mitigation Considerations
Annually, the Committee reviews the Executive Incentive Plan and assesses the extent to which the established incentives relate to or may influence excessive risk-taking on the part of participating associates. The Committee’s most recent review of the plan was in January 2023, and included the performance goals driving awards under the plan. The performance goals include measures intended to ensure that participating executives do not engage in activities or behaviors that create undue risk for the Company.
The Committee approved a claw-back policy in 2016 that requires, to the extent legally permitted, the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award made or granted to any current or former executive officer, if the payment or award was based on financial statements filed with the SEC within the prior three (3) years that were subject to a restatement due to noncompliance with the rules and regulations of the SEC or misconduct by an executive officer or other key associates. The Committee will be reviewing this policy in light of the recently proposed new NASDAQ listing requirement implementing the SEC’s clawback rule mandated by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and adopted in October 2022.
Compensation Components and 2022 Decisions
The Company’s overall compensation program consists of four main components:
•	Base Salary
•	Executive Incentive Plan – an annual cash-based plan
•	Long-Term Incentive Plan – a multi-year, equity-based plan
•	Benefits and Perquisites
The following section summarizes the role of each component and describes the 2022 compensation decisions with respect to the NEOS.
Base Salary
Objectives and Process. The Company believes the purpose of base salary is to provide competitive and fair base compensation that recognizes the executives’ role, responsibilities, experience and performance. Base salary represents fixed compensation that is targeted to be competitive with the practices of comparable financial institutions in the region.
Typically, the Committee sets the base salary for each executive officer effective in March of each year, upon the recommendation of the Company’s President and Chief Executive Officer. In setting salaries, consideration is given to the competitive market for similar roles, as well as each individual’s experience, performance and contributions. The Committee is responsible for recommending the President and Chief Executive Officer’s salary to the Board for approval. None of the executives participate, in or are present for, Committee or Board deliberations in which their salary is being considered.
Annual opportunities for salary increases may be affected by changes in the market value of the position, but are based primarily on the performance of the individual during the most recent performance period.
2022 and 2023 Decisions. Upon review of competitive and other information provided by Meridian in its Compensation Study (see “Governance of the Company” – “Cooperation Agreement” on page 18 of this Proxy Statement), and in consideration of individual performance, the Committee approved base salary adjustments in February 2022 and January 2023, respectively, as provided below:
Named Executive Officer	Title	2022 Base Salary	2023 % Increase	2023 Base Salary
Craig L. Kauffman	President and CEO of the Company and the Bank	$515,100	2.1%	$526,100
Larry D. Pickett	EVP and CFO of the Company and the Bank	$274,500	2.9%	$282,500
Diane E. Baker	EVP and Chief Risk Officer of the Company and the Bank	$280,000	2.5%	$287,000
Amy L. Doll	SVP, Chief Commercial Banking & Lending Officer of the Bank	$281,500	2.8%	$289,500
Chad M. Clabaugh	SVP, Chief Consumer Banking Officer of the Bank	$240,000	3.1%	$247,500
2022 Executive Incentive Plan
Objectives and Process. The objective of the annual executive incentive plan (“EIP”), adopted in 2022, is to motivate and reward key members of the Executive Leadership team for achieving specific corporate and individual performance goals that support the Company’s strategic plan through the use of cash awards. Awards under this plan represent compensation that must be earned each year based upon corporate and individual performance.
The proposed corporate performance goals for the incentive plan are based on budget projections for the year. To support and enhance the team dynamics among the executive group, the corporate performance goals are identical for each participant. Once the performance goals are finalized and approved by the Committee, the goals are presented to the full Board for final approval. Each member of the executive group also has personal performance goals that reflect each executive’s unique role and responsibilities.
The EIP provides target payout opportunities that are aligned with the market median. The targets opportunities and performance measures for the 2022 compensation year are described below. In the event that awards are not triggered in a plan year due to a failure to achieve the threshold goal, the Board may create a pool of up to 3% of the base compensation of plan participants other than the current President and Chief Executive Officer of the Bank, and pay awards to such participants in such amounts as the Board deems appropriate to reflect exceptional individual performance, if any.
Award Opportunity. The table below illustrates the 2022 award opportunities (expressed as a percentage of base salary) available under our EIP upon achievement of the approved Corporate performance metrics.
Participant	Threshold Performance 50%*	Target Performance 100%*	Maximum Performance 150%*
President and Chief Executive Officer of the Company and the Bank	15%	30%	45%
Other Named Executive Officers	12.5%	25%	37.5%
*	Payout Range as a percent of Target
Prior to the payment of any award under the plan, the Company’s external auditors must attest to the financial performance of the Company to determine whether the performance measure was achieved. In addition, the Bank’s Chief Executive Officer reviews the financial performance generally and in relation to the strategic goals.
Performance Measures. The 2022 performance measures were selected to align with the corporate strategy and business plan, and consisted of 85% financial performance and 15% individual performance. The financial metrics were: Pre-Tax, Pre-Provision Income, Return on Equity and Efficiency Ratio. Individual Performance is also evaluated for each executive. The Committee believed the meaningful focus on collective, financial goals was important for aligning the Executive Leadership Team with overall performance of the Company, while providing a modest component to allow for differentiation, as appropriate. Weightings for each measure were established by the Committee and approved unanimously in January 2022. The following table summarizes the goals and actual performance in 2022.
Performance Measure	Weighting	Threshold 25th Percentile	Target	Stretch 75th Percentile	2022 Actual Performance
Pre-Tax, Pre-Provision Income	30%	$21,860	$24,289	$26,718	$28,538
Return on Equity	35%	7.44%	8.27%	9.10%	11.08%
Efficiency Ratio	20%	73.42%	71.00%	68.66%	67.79%
Individual Performance	15%	Personal Goals as Determined by Compensation Committee
TOTAL	100%
(New) Relative ROE Modifier(1)	Adjusts overall results +/- 20%	Company performance was in the 30th percentile of the Custom Industry Index
(1)
In June 2022, the EIP was amended to include a relative return on equity (“ROE”) modifier, which is to be compared against an index of 51 exchange-traded banks and bank holding companies with assets between $1.0 and $6.0 billion with headquarters in the Mid-Atlantic Region plus Virginia, to be defined at the start of each performance period (the “Custom Industry Index”). The ROE modifier is intended to increase alignment of our executives with shareholder interests and serve a more balanced perspective. Based upon the Company’s performance measured by ROE, payouts under the EIP could be modified +/- 20% if Company performance falls below the 25th percentile or above the 75th percentile compared to the Custom Industry Index.

2022 EIP Awards. For 2022, the weighted financial performance of the Company exceeded all “stretch” metrics and the ROE Modifier was not applied as the Company’s ROE was in the 30th percentile of the Custom Industry Index (i.e. not below the 25th percentile or above the 75th percentile). In addition, because the Individual Performance for each of the each of the NEOs was evaluated as “target” performance, rather than “stretch,” the threshold the Company achieved in its financial performance, the EIP awards for each of the NEOS as a percentage of salary was slightly less than the percentages they would have achieved had there been a “stretch” performance for all financial metrics as well as for the individual metrics (i.e. 45% for Mr. Kauffman and 36% for the other NEOs). The following table summarizes the 2022 annual incentive awards paid pursuant to the EIP adopted in January 2022 to the President and Chief Executive Officer and the other NEOs.
Named Executive Officer	Title	2022 EIP Awards	Percentage of Base Salary
Craig L. Kauffman	President & Chief Executive Officer of the Company and the Bank	$220,205	42.8%
Larry D. Pickett	EVP, Chief Financial Officer of the Company and the Bank	$97,791	35.6%
Diane E. Baker	EVP, Chief Risk Officer of the Company and the Bank	$99,750	35.6%
Amy L. Doll	SVP, Chief Commercial Banking & Lending Officer of the Bank	$100,284	35.6%
Chad M. Clabaugh	SVP, Chief Consumer Banking Officer of the Bank	$85,500	35.6%
2023 Executive Incentive Plan
In 2022, and early in 2023, the Committee undertook a review of its EIP with the assistance of the Committee’s compensation consultant, Meridian. Following shareholder outreach and review by Meridian, the Committee determined that it would be appropriate to replace the 30% Pre-Tax, Pre-Provision Income Performance Measure with a 30% Net Income Performance Measure. The Committee retained all of the other 2022 Performance Measures: 35% Return on Equity; 20% Efficiency Ratio; and 15% Individual Performance as well as the relative ROE modifier. The change to Net Income was driven by a desire to incorporate an additional measure that would reward executives for driving profitability, but which would not also have the possible effect of encouraging risk taking by rewarding revenue growth without taking account of possible loss reserves. The Committee believes that making this change will further align the EIP performance measures with the corporate strategy and business plan, with the aim of maintaining the appropriate focus by the Executive Leadership Team on the Company’s overall performance.
Long-Term (Equity) Incentive Plan
Objectives. The granting of equity-based incentives is viewed as a desirable long-term incentive compensation strategy because it closely links the interest of management with shareholder value, motivates executives to consider our long-term performance and provides for retention of key talent. The Committee is authorized, in its discretion, to grant equity-based awards under the Company’s existing 2017 Long-Term Incentive Plan (the “2017 Plan”) and upon such terms and conditions as the Committee may determine. Historically, equity-based incentive awards have been granted on an annual basis in the form of restricted stock.
2022 Long-Term (Equity) Awards. In February 2022, the Committee approved equity-based long-term incentive awards for the NEOs in the form of restricted stock grants. When granting equity-based incentives to executives, the Committee considers the competitive market practice provided by Meridian, corporate performance and individual performance. The Committee also considers the recommendations of the Company’s President and Chief Executive Officer for the other NEOs, and each executive’s level of responsibility and contribution towards achievement of the Company’s business plan and objectives. The stock will vest in equal amounts over a three-year period. The 2022 grants awarded to the NEOs on March 15, 2022 are summarized below and in the Grants of Plan-Based Awards Table on page 44. All awards were made under the 2017 Plan.

2022 Long-Term (Equity) Awards:
Named Executive Officer	Title	Grant Date	Restricted Shares Granted (#)	Option Awards (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Craig L. Kauffman	President & Chief Executive Officer of the Company and the Bank	3/15/2022	6,995	—		$152,981
Larry D. Pickett	EVP, Chief Financial Officer of the Company and the Bank	3/15/2022	3,017	—		$65,982
Diane E. Baker	EVP, Chief Risk Officer of the Company and the Bank	3/15/2022	3,155	—		$69,000
Amy L. Doll	SVP, Chief Commercial Banking & Lending Officer of the Bank	3/15/2022	3,155	—		$69,000
Chad M. Clabaugh	SVP, Chief Consumer Banking Officer of the Bank	3/15/2022	2,652	—		$57,999
In total, the Company granted 47,609 shares of restricted stock under the 2017 Plan to the Company’s executive and other officers in 2022. The 2017 Plan originally reserved 340,032 shares (adjusted for stock dividends) of the Common Stock for issuance, of which 198,598 shares remained available for issuance as of December 31, 2022.
New 2023 Long-Term (Equity) Incentive Program – Added Performance Based Stock Component
Objectives. In 2022, the Compensation Committee undertook a review of its long-term incentive compensation practices with the assistance of the Committee’s compensation consultant, Meridian. The Committee met several times to confer with Meridian about the review and undertook outreach efforts with the Company’s largest shareholders to engage on this topic. As a result, in February 2023, upon the recommendation of its Committee, the Board approved the 2023 Long-Term Incentive Program (“2023 LTIP”) under the 2017 Plan to introduce performance-based stock grants to our executive pay program. This change sought to increase our focus on pay for performance and better align executive’s interests with shareholders. The 2023 LTIP changed the mix from 100% time-vested shares to an equal mix of performance-vested awards (50%) and time-vested awards (50%) for the Executive Leadership Team of ten (10) executives. All awards are in the form of restricted stock units (“RSUs”).
The time based RSUs vest equally over a three-year period, with one-third vesting each year; the performance- based RSUs cliff vest at the end of a three-year performance period. The performance period for the 2023 performance-based RSUs is January 1, 2023 to December 31, 2025. The number of shares that vest will vary depending upon achievement of actual performance of pre-defined performance goals during the performance period. Vesting of awards will occur after the performance period and once actual performance can be calculated, reviewed and approved by the Compensation Committee and the Board.
The performance goals for the 2023 performance awards effective for the 2023 – 2025 performance cycle are based on the following financial metrics, with each weighted equally at 50%:
•	Return on Average Assets (“ROAA”), which is net income as a percent of average assets
•	Return on Average Equity (“ROAE”), which is net income as a percent of average equity
Performance of ROAA and ROAE will be measured against the Custom Industry Index (which consists of exchange traded banks with assets of $1.0 billion to $6.0 billion with headquarters in the Mid-Atlantic Region plus Virginia – 51 total – to be defined at the start of each performance period).

Performance goals are set at the 25th percentile for threshold performance, 50th percentile for target performance and the 75th percentile for stretch performance with payouts ranging from 50% to 150% of target. Performance that falls between “threshold” and “target,” and “target” and “stretch” will be interpolated using the straight-line method. Performance below the 25th percentile will result in no payout. Performance that exceeds stretch will be capped at 150% of target.
Mr. Kauffman’s target award for 2023 (for the 2022 plan year) is 35% of his base salary; the target award for the other NEOs is 25% of their respective base salaries.
The time-based and performance-based awards will continue to vest upon retirement, provided that the executive meets certain “Good Leaver” retirement criteria, including that age and years of service equal 65 starting at age 55; six-months advance notice of retirement is provided; and the executive signs a non-compete agreement covering one year post-retirement, and non- solicitation agreement for the performance and time vest term.
Executive Leadership Team Stock Ownership Guidelines
In 2022, the Board approved new stock ownership guidelines for members of the Executive Leadership Team, as follows:
•
The President and Chief Executive Officer is required to own equity equal to at least three (3) times his base salary and not to sell any shares until such time as his stock ownership requirements have been met.

•
The other members of the Executive Leadership Team are each required to own equity equal to at least one (1) times their base salary and not to sell any shares until their respective stock ownership requirements have been met.

Perquisites and Other Benefits
The Company provides select executives perquisites and other benefits described below, which the Committee believes are reasonable and consistent with the Company’s overall compensation philosophy. The Committee regularly reviews and refines executive benefits to ensure market competitiveness.
Executive Perquisites. The Company provides a limited number of perquisites to key executives that the Committee believes are necessary for conducting business, are reasonable and enable us to attract and retain high performing associates for our key executive officers. These benefits also allow our executives to maintain direct contact and involvement with current and prospective clients, as well as non-profit organizations in the communities in which we do business. The Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers.
The primary perquisites are: corporate owned automobiles for certain executives, club memberships for certain executives and life and disability insurance programs. These perquisites represent a relatively insignificant portion of the total compensation of each named executive officer. The aggregate incremental cost to the Company for these perquisites is set forth in the Summary Compensation Table under the “All Other Compensation” column and related notes.
Employment and Change of Control Agreements with NEOs. The Company is party to an employment agreement with Mr. Kauffman, President and Chief Executive Officer of the Company. The Company is party to change of control agreements with Mr. Pickett, Executive Vice President and Chief Financial Officer of the Company and the Bank; Ms. Baker, Executive Vice President and Chief Risk Officer of the Company and the Bank; Ms. Doll, Senior Vice President, Chief Commercial Banking and Lending Officer of the Bank; and Mr. Clabaugh, Senior Vice President, Chief Consumer Banking Officer of the Bank. The Board views such agreements as integral in ensuring the continued dedication of the executives to the Company and promoting stability of management, particularly in the event of a change of control of the Company. These agreements are described further under “Employment Agreement and “Change of Control Agreements.” on page 50.
Supplemental Long-Term Disability Program. The Company provides supplemental long-term disability insurance for Mr. Kauffman, Mr. Pickett, Ms. Baker, Ms. Doll, Mr. Clabaugh, and other key executives. The policy is designed to supplement coverage, in the event of a disability, to bridge the gap between payments under the Company’s general short- and long-term disability plans and the executive’s salary.
Employee Stock Bonus Plan. In 2002, the Company implemented an Employee Stock Bonus Plan, administered by non-employee members of the Board, under which the Company may issue shares of its Common Stock to associates as performance-based compensation. As of December 31, 2022, 21,117 shares of Common Stock were reserved for possible issuance under this plan, subject to future adjustment in the event of specified changes in the Company’s capital structure. No shares were issued under the Employee Stock Bonus Plan in 2022.
Employee Stock Purchase Plan. The Company’s Employee Stock Purchase Plan (“ESPP”) was designed to encourage and enable associates of the Company and its subsidiaries to acquire an ownership interest in the Company through a regular investment program. The Company believes that associates who participate in the ESPP will have a closer identification with the Company by virtue of their ability, as shareholders, to participate in the Company’s growth and earnings, and will be motivated to improve their job performance accordingly. Under the terms of the ESPP, associates may use payroll deductions to purchase stock of no more than 2,000 shares per year. The purchase price for shares purchased under the ESPP currently represents a 15% discount to the fair market value of the shares on the semi-annual purchase date.
401(k) Retirement Plan. The Bank maintains and sponsors a defined contribution 401(k) retirement plan. The 401(k) plan is administered by a committee, which is appointed by the Board. The 401(k) plan is subject to the Internal Revenue Code of 1986, as amended, and to the regulations promulgated thereunder. Participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974, as amended.
Each Bank associate who has attained the age of 21, and at the time of hire is expected to complete 1,000 hours of service within 12 months of employment, may participate in the 401(k) plan on the first day of the month following the third month of employment, providing he/she remains employed as of that date. An eligible associate may elect to contribute certain portions of salary, wages, or commissions to the 401(k) plan. Generally, eligible associates may contribute up to 100% of their compensation, subject to statutory deductions and limitations. In 2022, the Bank matched 100% of each associate’s contribution up to 4% of the associate’s eligible wages. Associate and employer contributions to the 401(k) plan vest immediately.
Officer Group Term Replacement Insurance Plans. The Bank provides an officers’ life insurance program for certain Bank officers, including each of the named executive officers. This program provides a death benefit to the named executive officer’s beneficiary in an amount equal to three (3) times the officer’s highest base salary during employment up to $1,000,000; provided, the officer is employed by the Company at the time of his or her death. Under this program, the Bank is the beneficiary of any death proceeds remaining after an officer’s death benefit is paid to his or her beneficiary. The Committee believes that this benefit helps the Company attract and retain talented individuals to the management team and that it is an appropriate compensation strategy to provide for the officers’ families in the case of death.
Other Benefits. The NEOs also participate in the Company’s other benefit plans on the same terms as other associates. These plans include medical and dental insurance, short- and long-term disability insurance, and discounts on the Company’s products and services.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Executive Compensation Discussion and Analysis, the structure of which is governed by the rules established by the SEC. Based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee of the Board of
Codorus Valley Bancorp, Inc.
John W. Giambalvo (Chair)
John E. Kiernan
J. Rodney Messick
Executive Compensation Tables
The following tables set forth for the fiscal years ending December 31, 2022, 2021, and 2020 the compensation that the Company and its subsidiaries paid to its Named Executive Officers (i.e., NEOs).

2022 Summary Compensation Table
The table below reflects information concerning the annual compensation for services in all capacities to the Company and its subsidiaries of those persons who were NEOs in 2022:
•	the President and Chief Executive Officer;
•	the Chief Financial Officer; and
•	the three most highly compensated executive officers other than the President and Chief Executive Officer, and Chief Financial Officer who were serving at December 31, 2022.
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-equity Incentive Plan Compensation ($)(4)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(7)(8)	Total ($)
Craig L. Kauffman, President & Chief Executive Officer of the Company and PeoplesBank	2022	514,119	—	152,981	—	220,205	1,125(6)	102,272	990,702
	2021	441,346	—	436,992(9)	—	172,168		93,232	1,143,738
	2020	410,000	—	—	—	78,044	9,462(6)	85,106	582,612
Larry D. Pickett, Executive Vice President and Chief Executive Officer of the Company and PeoplesBank	2022	272,577	—	65,982	—	97,791		11,610	447,960
	2021	264,500	—	35,000	—	74,409		11,143	385,052
	2020	256,500	—	—	—	35,119	841(6)	11,073	303,533
Diane E. Baker, Executive Vice President and Chief Risk Officer of the Company and PeoplesBank	2022	279,423	—	69,000	—	99,750	47,475(5)(6)	10,110	505,758
	2021	277,000	—	37,000	—	77,926	45,599(5)(6)	9,987	447,512
	2020	269,000	—	—	—	36,779	46,899(5)(6)	10,210	362,888
Amy L. Doll, Senior Vice President & Chief Commercial Banking & Lending Officer of PeoplesBank	2022	280,538	—	69,000	—	100,284	—	11,577	461,399
	2021	276,500	—	37,000	—	77,785	—	21,838	413,123
	2020	268,500	—	—	—	36,713	—	24,511	329,724
Chad M. Clabaugh, Senior Vice President & Chief Consumer Banking Officer of PeoplesBank	2022	238,462	—	58,000	—	85,500	—	10,751	392,713
	2021	232,000	—	30,989	—	65,266	—	10,455	338,710
	2020	225,000	—	—	—	30,804	—	9,964	265,768
(1)	Pursuant to SEC rules, compensation is only shown for each NEO in each of the years in which the individual met the criteria of a Named Executive Officer.
(2)
Amounts represent the grant date fair values of restricted stock awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K filed with the SEC on or about March 14, 2023.

(3)
Amounts represent the grant date fair values of the options computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K filed with the SEC on or about March 14, 2023.

(4)
Payments characterized as “Non-Equity Incentive Plan Compensation” for the fiscal year ended December 31, 2022 were earned through the EIP. The payments were approved by the Compensation Committee on January 27, 2023, and Board of Directors on February 14, 2023, and paid March 2023.

(5)	Reflects change in the present value of future benefits payable under Supplemental Executive Retirement Plans (SERPS), described on page 46 under the heading “Non-Qualified Deferred Compensation.”
(6)
Reflects “above market or preferential portion” of interest credited (i.e. the portion of interest, if any, above the 120% long-term applicable federal rate (AFR)) to NEO during the fiscal year under the deferred compensation plans, described on page 46 under the heading “Non-Qualified Deferred Compensation.”

(7)
All other compensation primarily consists of matching contributions allocated by the Company to each NEO pursuant to the Company’s 401(k) Retirement Plan, which is listed on page 44 under the heading “401(k) Match,” and the imputed cost of life and supplemental long-term disability insurance. The table on page 44 lists the foregoing payments for 2022.

(8)
In 2022, the amount attributable to other perquisites for Mr. Kauffman exceeded $10,000 and is shown in the “Other Perquisites” column in the table on page 44. The amounts attributable to perquisites in 2022 for Mr. Pickett, Ms. Baker, Ms. Doll and Mr. Clabaugh, in each instance were less than $10,000. Mr. Kauffman’s perquisites included country club dues totaling $6,259, as well as the personal benefits associated with the use of a vehicle owned by the Company, totaling $5,425. Mr. Kauffman’s “All Other Compensation” reflects the Company’s contribution to his Bank Contribution Deferred Compensation Agreement described on page 46 under the heading “Non-Qualified Deferred Compensation.” The calculation of the automobile benefit consists of the incremental cost attributable to Company–provided automobiles, as well as insurance premiums, maintenance, and repair costs. The incremental cost attributable to Company–provided automobiles (calculated in accordance with Internal Revenue Service guidelines) are included on the W-2 of NEOs who receive such benefits and the NEO is responsible for paying income tax on such amounts.

(9)
Includes Mr. Kauffman’s annual restricted stock grant dated March 9, 2021 valued at $76,997, and the November 9, 2021 restricted stock grant in recognition of his promotion to President and Chief Executive Officer of the Company, with a grant value of $359,995 – 40% of which is time-based restricted stock with 3-year ratable vesting (i.e. 1/3 to vest on each grant date), and 60% of which is performance-based restricted stock with cliff vesting based on ROE after the performance period ends on December 31, 2024, and after the Compensation Committee approves the vesting.

All Other Compensation:
Name	Year	401(k) Match $	Life Insurance $	Disability Insurance $	Other Compensation $	Other Perquisites $	Total All Other Compensation $
Craig L. Kauffman	2022	12,200	1,250	—	77,138	11,684	102,272
	2021	11,050	1,190	—	66,202	14,790	93,232
	2020	11,400	1,130	—	61,500	11,076	85,106
Larry D. Pickett	2022	10,166	1,444	—	—	—	11,610
	2021	9,868	1,275	—	—	—	11,143
	2020	9,931	1,142	—	—	—	11,073
Diane E. Baker	2022	9,500	610	—	—	—	10,110
	2021	9,418	569	—	—	—	9,987
	2020	9,684	526	—	—	—	10,210
Amy L. Doll	2022	11,222	355	—	—	—	11,577
	2021	11,160	324	—	—	10,354	21,838
	2020	10,740	290	—	—	13,481	24,511
Chad M. Clabaugh	2022	9,538	1,213	—	—	—	10,751
	2021	9,380	1,075	—	—	—	10,455
	2020	9,000	964	—	—	—	9,964
Grants of Plan-Based Awards Table
The following table presents information concerning awards granted to the NEOs for 2022 under the annual Executive Incentive Plan (EIP) and the Company’s equity incentive (2017 Plan) and stock option plans.
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Craig L. Kauffman(1)	—	77,265	154,530	231,795	144,228	180,285	216,342	—	—	—	—
	03/15/22	—	—	—				6,995	—	—	152,981
Larry D. Pickett(2)	—	34,313	68,625	102,938	54,900	68,625	82,350	—	—	—	—
	03/15/22	—	—	—				3,017	—	—	65,982
Diane E. Baker(3)	—	35,000	70,000	105,000	56,000	70,000	84,000	—	—	—	—
	03/15/22	—	—	—				3,155	—	—	69,000
Amy L. Doll(4)	—	35,188	70,375	105,563	56,300	70,375	84,450	—	—	—	—
	03/15/22	—	—	—				3,155	—	—	69,000
Chad M. Clabaugh(5)	—	30,000	60,000	90,000	48,000	60,000	72,000	—	—	—	—
	03/15/22	—	—	—				2,652	—	—	57,999
(1)
In accordance with the EIP applicable to the President and CEO, amounts reported are the following percentages of Mr. Kauffman’s base salary: Threshold - 15%; Target - 30%; and Maximum - 45%. Based on the Company’s performance in 2022, Mr. Kauffman received an award of $220,205 pursuant to the plan, which was paid in March 2023. For further information regarding the EIP and awards made thereunder, please refer to the “Executive Compensation Discussion and Analysis” section of this Proxy Statement.

(2)
In accordance with the EIP applicable to other NEOs, amounts reported are the following percentages of Mr. Pickett’s base salary: Threshold - 12.5%; Target - 25%; and Maximum - 37.5%. Based on the Company’s performance in 2022, Mr. Pickett received an award of $97,791 pursuant to the plan, which was paid in March 2023. For further information regarding the EIP and awards made thereunder, please refer to the “Executive Compensation Discussion and Analysis” section of this Proxy Statement.

(3)	In accordance with the EIP applicable to other NEOs, amounts reported are the following percentages of Ms. Baker’s base salary: 12.5%;

Target - 25%; and Maximum - 37.5%. Based on the Company’s performance in 2022, Ms. Baker received an award of $99,750 pursuant to the plan, which was paid in March 2023. For further information regarding the EIP and awards made thereunder, please refer to the “Executive Compensation Discussion and Analysis” section of this Proxy Statement.
(4)
In accordance with the EIP applicable to other NEOs, amounts reported are the following percentages of Ms. Doll’s base salary: 12.5%; Target - 25%; and Maximum - 37.5%. Based on the Company’s performance in 2022, Ms. Doll received an award of $100,284 pursuant to the plan, which was paid in March 2023. For further information regarding the EIP and awards made thereunder, please refer to the “Executive Compensation Discussion and Analysis” section of this Proxy Statement.

(5)
In accordance with the annual EIP applicable to other NEOs, amounts reported are the following percentages of Mr. Clabaugh’s base salary: 12.5%; Target - 25%; and Maximum - 37.5%. Based on the Company’s performance in 2022, Mr. Clabaugh received an award of $85,500 pursuant to the plan, which was paid in March 2023. For further information regarding the EIP and awards made thereunder, please refer to the “Executive Compensation Discussion and Analysis” section of this Proxy Statement.

Outstanding Equity Awards at 2022 Fiscal Year-End(1)
The following table presents outstanding stock option and non-vested stock awards as of December 31, 2022.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Craig L. Kauffman	—	—	—	—	—	23,133(4)	334,568	—	—
Larry D. Pickett	—	—	—	—	—	4,220(5)	100,436	—	—
Diane E. Baker	805	—	—	14.3647	11/19/2023			—	—
	2,150	—		15.4354	12/16/2024
	4,566	—		17.1862	11/17/2025
	3,582	—		18.5725	11/15/2026
	2,054	—		26.1769	12/12/2027
	3,087	—		22.7429	12/11/2028
						4,428(6)	105,386
Amy L. Doll	1,341	—	—	15.3945	8/12/2024			—	—
	920	—		15.4354	12/16/2024
	6,395	—		17.1862	11/17/2025
	3,582	—		18.5725	11/15/2026
	2,283	—		26.1769	12/12/2027
	2,639	—		22.7429	12/11/2028
						4,428(7)	105,386
Chad M. Clabaugh	—	—	—	—	—	3,718(8)	88,488	—	—
(1)	Includes shares issued under the Company’s 2007 Long-Term Incentive Plan and 2017 Long-Term Incentive Plan.
(2)	As adjusted for stock dividends distributed through December 31, 2019.
(3)	Based on the closing price of the Company’s common stock of $23.80 on December 31, 2022.
(4)
1,325 shares vested on March 9, 2023. 1,324 shares vest on March 9, 2024 and 2,332 shares vest on March 15, 2023 and 2024. 2,331 shares vest on March 15, 2025. 9,338.4 units are performance based and vest on December 31, 2024. 2,075 units vest on November 9, 2023. 2,075.6 units vest on November 9, 2024.

(5)	601 shares vested on March 9, 2023. 602 shares vest on March 9, 2024. 1,006 shares vest on each of March 15, 2023 and 2024. 1,005 shares vest on March 15, 2025.
(6)	637 shares vested on March 9, 2023. 636 shares vest on March 9, 2024. 1,052 shares vest on each of March 15, 2023 and 2024. 1,051 shares vest on March 15, 2025.
(7)	637 shares vested on March 9, 2023. 636 shares vest on March 9, 2024. 1,052 shares vest on each of March 15, 2023 and 2024. 1,051 shares vest on March 15, 2025.
(8)	533 shares vested on March 9, 2023 and 2024. 884 shares vest on each of March 15, 2023, 2024 and 2025.
Option Exercises and Stock Vested
The following table presents a summary of options exercised and stock vested during the year ended December 31, 2022.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Total Value Realized on Vesting ($)(2)
Craig L. Kauffman	—	n/a	4,187	92,115
Larry D. Pickett	—	n/a	972	21,873
Diane E. Baker	987	11,705	1,025	23,046
Amy L. Doll	—	n/a	1,025	23,046
Chad Clabaugh	—	n/a	854	19,213
(1)	Includes shares from reinvested cash dividends received during the vesting period that were subject to the same restrictions as the stock awards.
(2)	Vested shares are valued at the closing price of the Company’s common stock on the vesting date.
Non-Qualified Deferred Compensation
The Company maintains non-qualified deferred compensation plans for the benefit of the Executive Leadership Team, including a salary continuation plan (“SERP”) between the Bank and Ms. Baker, an Elective Deferred Compensation Plan available to members of the Executive Leadership Team and a Bank Contribution Deferred Compensation Agreement for Mr. Kauffman. Information regarding these arrangements is summarized in the following narrative and table.
Ms. Baker’s SERP was executed on January 29, 2019 and provides for certain payments to Ms. Baker following her normal retirement age and continuing for 180 months. The SERP provides an annual benefit at normal retirement age (age 63) of $75,000. The agreement contains provisions for early termination, disability benefits, death benefits and payments on a change of control. The agreement also contains non–competition provisions that prohibit Ms. Baker from competing with the Company or the Bank within fifty (50) miles of the Bank’s registered office for a period of three (3) years following a termination of employment for any reason other than a change of control. Because payments due under the SERP vest gradually over a period of time, the SERP serves to encourage longevity with the Company and Bank.
The Elective Deferred Compensation Plan was adopted on February 20, 2019 to provide supplemental retirement benefits to a select group of management or highly compensated associates (“participants”). Participants may elect annually to defer a portion of base salary and/or cash bonus to be held in a deferral account and credited with interest at a rate of 50% of the Bank’s ROE for the immediately preceding calendar year. The plan is unfunded, and provides for distribution of benefits at normal retirement, as well as provisions for early termination, disability, death or specified change of control. Participant accounts are vested immediately; however, the Plan contains provisions related to termination for cause and non–competition. During 2022, Mr. Kauffman, Mr. Pickett, and Ms. Baker were the only NEOS who deferred compensation under the Elective Deferred Compensation plan.
A Bank Contribution Deferred Compensation Agreement was executed on February 21, 2019 between the Bank and Mr. Kauffman. Under the terms of this agreement, the Bank provided an initial contribution to Mr. Kauffman’s deferral account in the amount of $5,034, with additional monthly contributions totaling 15% of total annual base salary, plus interest credited at a rate of 75% of the Bank’s ROE from the immediately preceding calendar year. Mr. Kauffman’s agreement provides for distribution provisions as a result of normal retirement, early termination, disability, death, and specified change of control. The agreement further provides for forfeiture of non–distributed benefits, in the event that Mr. Kauffman violates the non–competition provisions of his Employment Agreement or of the Bank Contribution Deferred Compensation Agreement.

These deferred compensation arrangements, collectively, are intended to recognize the value of the executive’s services, as well as to encourage continued employment and incentivize achievement of corporate objectives.
Non-Qualified Deferred Compensation Table
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in last FY ($)(2)	Aggregate Earnings in Last FY ($)(5)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)
Craig L. Kauffman	77,118	77,138(3)	22,874	—	581,617(6)
Larry D. Pickett	15,618	—	2,122	—	64,193(6)
Diane E. Baker	100,358	47,475(4)	9,422	—	471,712(6)
Amy L. Doll	—	—	—	—	—
Chad M. Clabaugh	—	—	791	—	21,872(6)
(1)	Reflects each NEOs contributions made to the Elective Deferred Compensation Plan. In 2022, Ms. Doll and Mr. Clabaugh did not defer wages in the Elective Deferred Compensation Plan.
(2)	The Company’s contributions toward nonqualified deferred compensation for each of the NEOs are listed in this column.
(3)
Reflects the amount credited pursuant to the Bank Contribution Deferred Compensation Agreement for Mr. Kauffman. This amount is also reflected on the Summary Compensation Table under “All Other Compensation.”

(4)
Reflects contributions to the Supplemental Executive Retirement Plan for Ms. Baker. This amount is also reflected on the Summary Compensation Table under the column “Non-Qualified Deferred Compensation Earnings.”

(5)	Reflects interest credited during 2022 to the Elective Deferred Compensation Plan available to all NEOs, as well as the Bank Contribution Deferred Compensation Agreement established for Mr. Kauffman.
(6)	Reflects the total balance including each NEOs elective deferrals, the Company’s contributions, and Aggregate Earnings for plans as outlined above.

Pay versus Performance Table
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income ($) (in thousands)
2022	990,702	1,020,455	451,958	465,068	109.60	20,092
2021	670,939	760,093	597,356	605,084	96.42	14,659
(1)	“PEO,” or Principal Executive Officer, was Craig L. Kauffman for 2022 and Larry J. Miller for 2021, with all compensation numbers reflected accordingly.
(2)	Non-PEO NEOs in 2022 were Larry D. Pickett, Diane E. Baker, Amy L. Doll, and Chad M. Clabaugh and in 2021 were Craig L. Kauffman, Larry D. Pickett, Diane E. Baker, and Amy L. Doll.
Adjustments to Determine Compensation Actually Paid for PEO/Non-PEO	2022		2021
	PEO $	Non-PEO Average $	PEO $	Non-PEO Average $
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	-152,981	-65,496	-62,000	-136,498
Deduction for Amounts Reported under the “Option Awards” Column in the Summary Compensation Table	n/a	n/a	n/a	n/a
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	166,481	71,275	68,842	135,361
Increase for Fair Value of Awards Granted during year that Vest during year	0	0	71,714	0
Increase/deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	9,235	4,197	0	1,989
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	2,009	941	10,598	5,423
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	0	0	0	0
Increase based on Dividends or Other Earnings Paid on Awards during year prior to Vesting Date of Award	5,009	2,193	0	1,454
Total Adjustments	29,753	13,111	89,154	7,728

Compensation Actually Paid vs. Net Income
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Compensation ($)
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Net Income ($)
2021
2022
Compensation Actually Paid to PEO*
Average Compensation Actually Paid to Non-PEO Named Executive Officers**
Net Income

*PEO was Larry J. Miller for 2021 and Craig L. Kauffman for 2022, with all compensation numbers reflected accordingly.

Employment Agreement
The Company and the Bank have an employment agreement with Mr. Kauffman, the material terms of which are described below.
Craig L. Kauffman, President and Chief Executive Officer of the Company and the Bank. On August 6, 2018, the Company, the Bank and Mr. Kauffman entered into an employment agreement effective as of August 16, 2018. The agreement provided for an initial two (2) year term with automatic renewals on August 16 of each year for successive two (2) year terms, unless either the Company or Mr. Kauffman were to give written notice of non-renewal to the other party at least ninety (90) days prior to August 16 of any year, in which case the agreement will continue in effect for a term ending one (1) year from the annual renewal date immediately following such notice.
On September 14, 2021, the Company, the Bank and Mr. Kauffman entered into Amendment No. 1 to Mr. Kauffman’s employment agreement, effective October 1, 2021 (the “Amendment”) to reflect his appointment as President and Chief Executive Officer of the Company. The Amendment increased Mr. Kauffman’s base salary to $510,000 and increased the initial term of the employment agreement from two (2) to three (3) years.
The employment agreement provides that Mr. Kauffman may terminate his employment for “good reason” (as defined in the agreement) after notice to the Company or the Bank within ninety (90) days after the initial existence of a condition giving rise to the right to terminate and the failure of the Company or Bank to cure the situation within thirty (30) days after receipt of such notice.
The agreement also provides for a lump sum payment to Mr. Kauffman and certain benefit continuation if his employment is either terminated by the Company or the Bank without “cause” (as defined in the agreement), or if Mr. Kauffman voluntarily terminates his employment for “good reason” within two (2) years following a change of control (as defined in the agreement). If Mr. Kauffman’s employment is terminated for either reason within that time frame, he would be paid an amount equal to three (3) times the sum of: (A) his then current base salary and (B) the highest cash bonus paid to him with respect to one of the three (3) calendar years preceding the year of termination and his benefits will be continued for three (3) years from the date of termination. The agreement provides that the total payments due Mr. Kauffman in connection with a termination of employment following a change of control shall be reduced to avoid the imposition of an excise tax and loss of deductibility under Section 280G of the Code.
Absent a change of control, if Mr. Kauffman’s employment is terminated more than two (2) years after the date of the agreement, he would be paid an amount equal to one (1) times his current annual base salary and his benefits would be continued for one (1) year from the date of termination.
The agreement also contains provisions intending that any payments to Mr. Kauffman comply with Section 409A of the Code.
Under the agreement, Mr. Kauffman also is subject to confidentiality obligations both during the period of his employment and following any termination of his employment. During the course of his employment with the Company and the Bank, and for a period of twelve (12) months following the termination of employment for any reason (whether such termination is voluntary or involuntary), Mr. Kauffman is prohibited from contacting or soliciting or engaging in business with, or otherwise providing services to (either directly or indirectly), any of the Bank’s customers, vendors, suppliers and referral sources, and from recruiting or encouraging any associates of the Company or the Bank to terminate their relationships with the Company or the Bank or to seek employment with another entity. Mr. Kauffman’s agreement also provides that, during his employment and for a period of twelve (12) months after his employment terminates for any reason, he will not compete with the Company or the Bank, or provide assistance to any person engaged in either banking or lending or financial services or insurance business within a fifty (50) mile radius of any branch banking office of the Bank.
Change of Control Agreements
The NEOs and certain other associates of the Bank have built the Company into the successful enterprise that it is today, and the Committee believes that it is important to protect them in the event of a change of control. Further, it is the Committee’s belief that the shareholders will be best served if the interests of management are aligned with the interests of the shareholders. Providing change of control benefits should eliminate, or at least reduce, the reluctance of management to pursue potential change of control transactions that may be in the best interests of the Company. Relative to the overall value of the Company, these potential change of control benefits are not substantial, and are based on industry practices and negotiations with the affected executives.

Craig L. Kauffman: Change of control benefits for Mr. Kauffman are described above in the section describing his employment agreement.
Diane E. Baker, Larry D. Pickett, Amy L. Doll, and Chad M. Clabaugh: The Company and the Bank entered into change of control agreements (the “Change of Control Agreement(s)”) with each of Ms. Baker and Ms. Doll in June 2016, and with Mr. Pickett and Mr. Clabaugh in August 2018. (Each of Ms. Baker, Ms. Doll, Mr. Pickett and Mr. Clabaugh being referred to below as the “Executive(s)”). Each of the Change of Control Agreements contains substantially similar terms and conditions as the others.
The Change of Control Agreements provide that the Executives are entitled to receive certain cash compensation and employee benefits in the event that their respective employment is terminated by the Company or Bank (or an acquirer or successor thereof) without “good cause” (as defined in the agreements) or, voluntarily by the Executive for “good reason” (as defined in the agreements) within two (2) years after the occurrence of a “change of control” (as defined in the agreements). If the Executive’s employment is terminated for either reason within that time frame, the Executive is entitled to be paid cash compensation in an amount equal to one (1) times the sum of his or her highest annual base salary during one of the three immediately preceding calendar years, plus his or her highest cash bonus earned during the same time period. Payment of this cash compensation is to be made in a single lump sum within ten (10) days after the employment ends. In addition, the Executive would be entitled to continue participation in the Bank’s employee benefit plans for a period of one (1) year, provided that if participation in any health, medical, life insurance or disability plan is barred, the Bank will be required to pay for an individual plan for the Executive, with substantially equivalent coverage.
The Change of Control Agreements provide that in the event the amounts and benefits payable to the Executives under the Change of Control Agreements resulting from a change of control, when added to all other benefits and amounts which may become payable to them in such a circumstance, are such that they become subject to Section 280G of the Code and, therefore, to the excise tax provisions of Section 4999 of the Code, then the Bank shall reduce the amounts payable to such Executives under the Change of Control Agreements so that the amounts payable under the Change of Control Agreements and any other agreements, plans or programs of the Bank shall be $1.00 less than the amount which would trigger the excise tax under Section 4999 of the Code and corresponding lack of deduction to the Company.
CEO PAY RATIO
Pursuant to the mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring annual disclosure of the ratio of the median associate’s annual total compensation to the total compensation of the principal executive officer. This ratio is commonly referred to as the “CEO Pay Ratio.” The Company’s CEO is Mr. Kauffman.
The median associate was identified by examining a list of all associates as of November 30, 2022 and applying total (gross) compensation as reported on the 2022 W-2 forms. Upon the identification of the median associate, that individual’s 2022 total compensation was calculated in accordance with the requirements of the Executive Summary Compensation Table on page 43.
The following table sets forth the calculation of the 2022 CEO Pay Ratio:
	President & CEO(1)	Median Employee
Salary	$514,119.00	$53,002.00
Bonus	—	$115.61
Stock Awards	$152,981.00	$—
Non-Equity Incentive Plan Compensation	$220,205.00	$2,071.00
Non-qualified Deferred Compensation Earnings	$1,125.00	$—
All Other Compensation	$102,272.00	$2,125.00(2)
	$990,702.00	$57,313.61
Ratio of CEO Pay to Median Employee Pay is	17 to 1
(1)	The compensation for the President and CEO corresponds with the detail provided in the Summary Compensation Table on Page 43.
(2)
Included in “All Other Compensation” for the median employee is Employer 401(k) Match and the annual cost of Basic Life Insurance coverage, consistent with the calculations in the Summary Compensation Table.

Compensation Committee Interlocks and Insider Participation
The current members of the Compensation Committee are John W. Giambalvo (Chair), John E. Kiernan, and J. Rodney Messick. All members of the Compensation Committee are independent under the independence standards of the NASDAQ Stock Market. Relationships that members of the Compensation Committee have had and/or maintain with the Company are described in the “Related Person Transactions and Policies” section of this Proxy Statement.
Additionally, Mr. Kauffman makes recommendations to the Compensation Committee regarding compensation for the Executive Leadership Team and certain associates. Mr. Kauffman is not present in the meeting when his review is discussed.
Director Compensation
The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant time commitment required of directors in fulfilling their duties to the Company.
Cash Compensation Paid to Directors
In 2022, directors were compensated by the Bank for their Board service under compensation arrangements that were revised in June 2022. From January 1, 2022, through June 30, 2022, directors (other than Mr. Kauffman, who is not compensated specifically for his Board service) were compensated for their services as follows:
•	a monthly retainer of $1,500 ($18,000 annually);
•	directors’ fees of $850 for each regular or special meeting attended;
•	committee meeting fees paid at the flat rate of $500 per meeting; and
•	monthly retainer paid to committee chairs of $300 (Wealth and Trust Committee); $300 (Enterprise Risk Management Committee); $300 (Strategic Technology Committee) and $500 (Audit Committee).
We do not pay separate compensation to directors for their service on the Board of Directors of the Company.
From July 1, 2022, through December 31, 2022, directors were compensated according to a new plan that was approved by the Committee and the Board in June 2022. The new 2022 plan provided for the elimination of fees on a per meeting basis for Board meetings and the monthly retainer, and replaced them both with an annual cash retainer of $30,000. In addition, the annual compensation for service as Board Chair was raised for any non-executive chair to $15,000 from $6,000. The following additional changes were made in the directors’ cash compensation for their participation on both Corporate and Bank-level committees as either chair or a member:
•
Annual retainer (paid in quarterly increments) for Committee Chairs as follows: Audit Committee - $6,000; Compensation Committee, Nominating and Corporate Governance Committee, Risk Management Committee, Wealth and Trust Committee, Strategic Technology and Cybersecurity Committee, and CRA Committee - $3,600;

•
Per meeting fees for committee members (paid monthly) as follows: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Risk Management Committee, Wealth and Trust Committee, Strategic Technology and Cybersecurity Committee, CRA Committee, and Executive Committee - $500.

In addition, certain non-employee directors recognized imputed income for insurance premiums paid on behalf of the non-employee Bank directors, which totaled $18,768 in 2022. The Bank provides a directors’ life insurance program for non-employee directors. This program is designed to provide a death benefit to the director’s beneficiary in the amount of $200,000. Under this program, the Bank is the direct beneficiary of death benefits equal to the greater of: (1) the cash surrender value of the policy; (2) the aggregate premiums paid on the policy by the Bank less any outstanding indebtedness to the insurer; or (3) the amount in excess of $200,000. In December 2022, the Board elected to discontinue the directors’ life insurance program, but to grandfather existing directors who joined the Board prior to 2022 who had the benefit at that time.

Director Participation in the 2017 Long-Term Incentive Plan
The Company’s 2017 Plan, which is administered by the Committee aims to advance the long-term success of the Company and increase shareholder value by providing the incentive of long-term stock-based rewards to directors as well as to officers, and key Bank associates. The 2017 Plan allows for awards consisting of incentive stock options, non-statutory stock options, restricted stock awards, stock appreciation rights, and stock awards. In 2022, each director received an annual equity grant with a value at the date of grant of $20,000, which, in June 2022, was raised to $30,000 commencing on or after February 2023.
In the aggregate, in 2022, directors received compensation equal to $476,211, as follows:
Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Sarah M. Brown	40,550	19,989	—	—	—	68	60,607
Brian D. Brunner	10,338	19,989	—	—	31,013	478	61,818
Keith M. Cenekofsky	40,950	—	—	—	—	—	40,950
Cynthia A. Dotzel	41,950	19,989	—	—	—	586	62,525
Scott V. Fainor	20,000	—	—	—	—	—	20,000
John W. Giambalvo	36,050	19,989	—	—	—	248	56,287
Jeffrey R. Hines(4)	33950	19,989	—	—	—	290	54,229
John E. Kiernan	23,050	—	—	—	—	—	23,050
Kent K. Matsumoto	32,680	—	—	—	770	—	33,450
J. Rodney Messick	43,150	19,989	—	—	—	156	63,295
(1)
Mr. Kauffman, President and Chief Executive Officer of the Company and PeoplesBank, did not receive separate compensation as a director of the Company or the Bank. Mr. Kauffman’s compensation is described in the “Executive Compensation Discussion and Analysis” section of this Proxy Statement.

(2)	Includes fees for attendance at Board of Directors meetings of the Bank. The Board of Directors of the Bank met fourteen (14) times in 2022.
(3)	Imputed cost of life insurance for non-employee directors for a life insurance benefit of $200,000 for the named beneficiary of each director.
(4)	Mr. Hines retired from the Board effective December 31, 2022.
Independent Directors’ Deferred Compensation Plan
The Company also maintains a deferred compensation plan for independent directors. Participants may elect to defer receipt of compensation to gain certain tax benefits under Section 451 of the Code. This plan is not funded by the Company.
Director Stock Ownership Guidelines
In addition, in 2022, the Board approved new stock ownership guidelines for directors, as follows:
•	Outside directors will be required to own equity or equity-based securities equal to at least four times their annual retainer.
•	Outside directors are required to hold all equity compensation awarded to them for Board service during any timeframe that their stock ownership requirements have not yet been met.
•	The Stock Ownership Policy applies for all outside directors until they no longer provide services as a member of the Board of Directors.

RELATED PERSON TRANSACTIONS AND POLICIES
Some of the directors and executive officers of the Company and the Bank, and/or the companies with which they are associated, were clients of and had banking transactions with the Bank during 2022. All loans and loan commitments made to them and their immediate family members and to their companies were made in the ordinary course of business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other clients of the Bank, and did not involve more than a normal risk of collectability or present other unfavorable features. The principal loan balance outstanding for these persons and/or companies on December 31, 2022, was approximately $12,041,992, which did not include unfunded commitments of approximately $1,085,000. The Bank anticipates that it will enter into similar transactions in the future.
Ms. Sarah M. Brown, who is a member of the Board, is the President and CEO of Keller Agency, Inc. t/a Keller-Brown Insurance Services, an insurance agency headquartered in York, Pennsylvania. Keller-Brown Insurance Services is the property and casualty insurance agent for the Company and the Bank. During 2022, the Company paid $403,114 in insurance policy premiums to Keller-Brown Insurance Services. Keller-Brown Insurance Services, as part of its normal course of business as an insurance agency, collects the premiums from the Company and remits the bulk of the premiums to the insurance companies to cover the cost of insurance coverage. Of the premiums received, Keller-Brown Insurance Services retained $52,302 as commission payable by the insurance companies to Keller-Brown Insurance Services.
The Bank’s Board is responsible for ensuring compliance with Federal Reserve Board Regulation O, including its lending, record-keeping, and reporting requirements and, to that end, has adopted and maintains a written Regulation O compliance policy. The Bank’s Chief Risk Officer is the executive officer responsible for administration of the Regulation O compliance policy. The Chief Risk Officer maintains a list of insiders (directors, executive officers, principal shareholders and their related interests) who are subject to the Regulation O compliance policy. Each year, a Directors’ and Officers’ questionnaire is circulated to all directors, director nominees and executive officers to update related party information and to assist in the identification of potential related party transactions. Any direct or indirect extension of credit to an insider, including related interests, must be approved by the Bank’s Board. Approval is only granted if the transaction will be made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at that time for comparable transactions with other persons, and if the transaction does not involve more than the normal risk of collection and does not present any other unfavorable features.
In addition to its Regulation O compliance policy, the Bank’s Code of Ethics and Conflicts of Interest Policies address, among other things, related party transactions and potential conflicts of interest. Both policies apply to all directors, officers and associates as well as their immediate family members and related business entities, trusts or estates.
The annual Directors’ and Officers’ questionnaire is also utilized to identify real or potential transactions in which conflicts of interest covered by the above-referenced policies and guidelines may arise.
Proposed transactions with such persons or entities are reviewed and voted on by the Board of the Company or the Bank, as applicable. Interested parties do not participate in such review and vote.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and shareholders who beneficially own more than 10% of the Company’s outstanding common stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company with the Securities and Exchange Commission, and deliver a copy of such reports to the Company. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2022, except for the following: Director Brown made a late filing on November 18, 2022, related to the acquisition of common stock and Matthew A. Clemens, Senior Vice President and Chief Administrative Officer of the Bank made a late filing on May 23, 2022, related to the exercise of stock options. The late filings were due to administrative oversight.

PROPOSAL 2 – ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are again providing our shareholders the opportunity to vote on an advisory, non-binding resolution to approve the compensation paid to our named executive officers, as described in this Proxy Statement. This advisory vote, commonly referred to as a “say-on-pay” vote, gives our shareholders the opportunity to endorse, or not endorse, the compensation of our named executive officers annually. Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation programs.
We believe that our executive compensation policies and programs, which are reviewed and approved by our Compensation Committee, are designed to align our named executive officers’ compensation with our short- and long-term performance objectives and to provide the compensation and incentives that are necessary to attract, motivate and retain key executives who are important to our continued success. The Compensation Committee regularly reviews all elements of our executive compensation program and takes any actions it deems necessary to continue to fulfill the objectives of our compensation programs. These programs have been designed to promote a performance-based culture, which aligns the interests of our executive officers and other managers with the interests of our shareholders.
The Company’s shareholders approved the compensation payable to our named executive officers at the 2022 Annual Meeting of Shareholders by the affirmative vote of holders of a majority of the Common Stock having voting power present, in person (virtually) or by proxy. We note that the Company has adopted changes to both the Executive Incentive Plan (EIP) and the 2017 Long Term (Equity) Incentive Plan in 2023, in each case, with the aim of further aligning performance incentives for executives with Company and shareholder interests. Please see “Executive Compensation Discussion and Analysis,” “—2023 Executive Incentive Plan” and “—2023 Long-Term (Equity) Incentive Program” in this Proxy Statement.
For the reasons discussed above, our shareholders are again being asked to provide their support with respect to the compensation of the Company’s NEOs by voting in favor of the following non-binding resolution:
“Resolved, that the shareholders of Codorus Valley Bancorp, Inc. approve the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
Because this shareholder vote is advisory, it will not be binding on the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
Vote Required for Approval
The approval of the non-binding advisory proposal on our executive compensation requires the affirmative vote of holders of a majority of the Common Stock having voting power, present, in person (virtually) or by proxy. Abstentions and broker non-votes that are counted only for purposes of determining a quorum will have the same effect as a vote against this proposal.
Recommendation of the Board
The Board unanimously recommends a vote “FOR” the advisory, non-binding resolution approving the compensation paid to the Company’s Named Executive Officers.

PROPOSAL 3 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s Audit Committee has selected Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Although shareholder approval of the selection of Crowe LLP is not required by law, the Board believes that it is advisable to give shareholders an opportunity to ratify this selection and it is the common practice for other publicly traded companies.
Vote Required for Approval
The affirmative vote of holders of a majority of the Common Stock having voting power, present, in person (virtually) or by proxy, is required to ratify the appointment of Crowe as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes that are counted only for purposes of determining a quorum will have the same effect as a vote against this proposal. If our shareholders at the Annual Meeting do not approve this proposal, the Audit Committee may reconsider its selection of Crowe LLP, but no determination has been made as to what action the Audit Committee would take if shareholders do not ratify the appointment of Crowe LLP.
Recommendation of the Board
The Board unanimously recommends that shareholders vote “FOR” ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s independent registered public accounting firm.
The Audit Committee met privately at its regular meetings with both the independent registered public accounting firm and the internal auditors, each of whom has unrestricted access to the Audit Committee.
The Audit Committee appointed, and the Board approved, Crowe, LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, after reviewing the firm’s performance with management, and the firm’s independence.
Management has primary responsibility for the Company’s consolidated financial statements and the overall reporting process, including the Company’s system of internal controls. The independent registered public accounting firm audited the annual consolidated financial statements prepared by management, expressed an opinion as to whether those consolidated financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.
The Audit Committee reviewed with management and Crowe LLP, the Company’s independent registered public accounting firm, the Company’s audited consolidated financial statements and met separately with both management and Crowe to discuss and review those consolidated financial statements and reports prior to issuance. Management has represented, and Crowe has confirmed to the Audit Committee, that the consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America.
The Audit Committee received from and discussed with Crowe LLP the written disclosure and the letter required by PCAOB Rule 3526 Communication with Audit Committees Concerning Independence. These items relate to that firm’s independence from the Company. The Audit Committee also discussed with Crowe LLP matters required to be discussed by Auditing Standard No. 16 Communication with Audit Committees. The Audit Committee monitored certified public accounting firm independence and reviewed audit and non-audit services performed by Crowe LLP.
Based on the reviews and discussions referred to above, the Committee recommended to the Board and the Board has approved that the audited consolidated financial statements be included in the Annual Report on Form 10-K as of and for the year ended December 31, 2022, for filing with the SEC.
Audit Committee of the Board of
Codorus Valley Bancorp, Inc.
Keith Cenekofsky, CPA, Chair
John W. Giambalvo, Esq.
John E. Kiernan, Esq.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of the Company as of December 31, 2022 and 2021 included in the Company’s Form 10-K for the year ended December 31, 2022 and 2021 have been audited by Crowe LLP (“Crowe”), an independent registered public accounting firm, as stated in its report thereon, in reliance upon such report and upon the authority of said firm as experts in accounting and auditing.
Crowe’s reports on the Company’s consolidated financial statements as of December 31, 2022, and 2021 and for each of the two (2) years in the period ended December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period through the date hereof, there were: (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of SEC Regulation S-K, between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two (2) most recent fiscal years or the subsequent interim period.
As noted above, the Board selected Crowe as the independent registered public accounting firm for the examination of its consolidated financial statements as of and for the fiscal year ending December 31, 2023.
We expect a representative of Crowe to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative desires to do so.
Fees of Independent Public Accountants
Aggregate fees billed to the Company by Crowe for services rendered for 2022 and 2021, respectively are presented below:
	Year Ended December 31,
	2022	2021
Audit Fees	$302,500	$282,500
Audit Related Fees	9,800	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$312,300	$282,500
Audit fees include professional services rendered for the audit of the Corporation’s annual consolidated financial statements included in Form 10-K and review of consolidated financial statements included in Form 10-Q and services normally provided in connection with statutory and regulatory filings, and services provided in connection with the HUD audit, including out-of-pocket expenses. These fees also include an audit of internal controls in accordance with the Federal Deposit Insurance Corporation Improvement Act.
The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of particular services on a case-by-case basis. The Audit Committee approved all fees during 2022 and 2021.
The Audit Committee has considered Crowe’s provision of non-audit services and determined that such services are compatible with maintaining Crowe’s independence.

AVAILABILITY OF PROXY MATERIALS
A copy of our 2022 Annual Report on Form 10-K for the year ended December 31, 2022, 2022 Annual Review, Notice of Annual Meeting, Proxy Statement and Proxy Card are available to all shareholders entitled to notice of and to vote at the Annual Meeting, on the Internet at: www.proxyvote.com. You will need the number that is printed in the box on the Proxy Card marked by the arrow to access the materials on the website. This is your Control Number. Information on this website, other than this Proxy Statement, is not part of this Proxy Statement nor does it form any part of the material for soliciting proxies.
HOUSEHOLDING OF PROXY MATERIALS
Shareholders residing in the same household who hold their stock through a bank or broker may receive only one set of proxy materials in accordance with a notice sent earlier to such shareholders by their broker, bank, trustee or other nominee. This practice will continue unless instructions to the contrary are received by your broker, bank, trustee or other nominee from one or more of the shareholders within the household. We will promptly deliver a separate copy of the proxy materials to such shareholders upon receipt of a written or oral request. See “Additional Information” below.
If you hold your shares in street name and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your broker, bank, trustee or other nominee. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.
ADDITIONAL INFORMATION
Any shareholder may obtain a copy of the Company’s 2022 Annual Report on Form 10-K for the year ended December 31, 2022, including the consolidated financial statements and related schedules and exhibits, along with the 2022 Annual Review, Notice of Annual Meeting, Proxy Statement and Proxy Card, without charge, by calling (717) 747-1519, or submitting a written request to: Investor Relations, Codorus Valley Bancorp, Inc., 105 Leader Heights Road, York, Pennsylvania 17403. You may also view these documents on the Company’s website at www.peoplesbanknet.com, click on “Your Business” at the top of the page, click on “Investor Relations” under the “Connect” heading, and then click on “Documents.” In the middle of the page click on “Latest 10-K.”
OTHER MATTERS
The Board knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments of the Annual Meeting, the proxy holders will vote the proxies in accordance with the instructions of the Board, to the extent permitted under Rule 14a-4(c) under the Exchange Act.

CODORUS VALLEY BANCORP, INC.
CODORUS VALLEY BANCORP, INC.
105 LEADER HEIGHTS ROAD
P.O. BOX 2887
YORK, PA 17405-2887

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D95396-P84311 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CODORUS VALLEY BANCORP, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.

1. Election of Directors

Nominees:

01) Sarah M. Brown
02) Keith M. Cenekofsky
03) Scott V. Fainor
04) John W. Giambalvo

☐ **For All** ☐ **Withhold All** ☐ **For All Except**

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line above.

	For	Against	Abstain
2. Approve an advisory, non-binding resolution regarding executive compensation.	☐	☐	☐
3. Ratify the appointment of Crowe LLP as Codorus Valley Bancorp, Inc.'s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.	☐	☐	☐

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated March 31, 2023.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

CODORUS VALLEY BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
Tuesday, May 16, 2023
9:00 A.M. Eastern Time
www.virtualshareholdermeeting.com/CVLY2023

D95397-P84311

The undersigned holder of common stock of Codorus Valley Bancorp, Inc. (the "Corporation") hereby appoints Diane E. Baker and Matthew A. Clemens, and each of them, proxies of the undersigned, with full power of substitution and to act without the other, to vote all of the shares of common stock of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held virtually at **www.virtualshareholdermeeting.com/CVLY2023** on Tuesday, May 16, 2023, commencing at 9:00 A.M., Eastern Time, and at any adjournment or postponement thereof, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder of record. **When a vote is not specified, the proxy holders will vote shares represented by this proxy FOR Proposals 1, 2 and 3, and in accordance with the instructions of the Board of Directors of the Corporation on such other matters that may properly come before the meeting.**

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(continued, and to be marked, dated and signed, on the other side)

See reverse for voting instructions